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                                                                     EXHIBIT 4.2

                                                                  CONFORMED COPY




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                          FIRST SUPPLEMENTAL INDENTURE

                          dated as of October 18, 2001


                                       to


                                    INDENTURE

                          dated as of October 18, 2001



                                      among

                          NORTHEAST GENERATION COMPANY

                                       and

                        THE BANK OF NEW YORK, as Trustee




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                                TABLE OF CONTENTS
                                -----------------


                                                                            Page
                                                                            ----

ARTICLE I DEFINITIONS.........................................................2

ARTICLE II THE TERMS OF THE BONDS.............................................8
         SECTION 2.1.   TERMS OF 4.998% SERIES A SENIOR SECURED BONDS
                        DUE 2005 AND 4.998% SERIES A-1 SENIOR SECURED
                        BONDS DUE 2005........................................8
         SECTION 2.2.   TERMS OF  8.812% SERIES B SENIOR SECURED
                        BONDS DUE 2026 AND 8.812% SERIES B-1 SENIOR
                        SECURED BONDS DUE 2026...............................10
         SECTION 2.3.   DENOMINATIONS........................................12
         SECTION 2.4.   INTEREST AND PRINCIPAL...............................12
         SECTION 2.5.   REDEMPTION; REPURCHASE...............................12
         SECTION 2.6.   EXCHANGE OFFER.......................................13
         SECTION 2.7.   RESTRICTIONS ON TRANSFER AND EXCHANGE OF INITIAL
                        BONDS................................................13

ARTICLE III APPLICATION OF PROCEEDS FROM SALE OF BONDS.......................16
         SECTION 3.1.   APPLICATION OF PROCEEDS FROM SALE OF BONDS...........16

ARTICLE IV DEBT SERVICE RESERVE ACCOUNT......................................17
         SECTION 4.1.   DEBT SERVICE RESERVE ACCOUNT.........................17
         SECTION 4.2.   SECURITIES ACCOUNT; SECURITIES INTERMEDIARY..........19
         SECTION 4.3.   SECURITY INTEREST....................................21
         SECTION 4.4.   INVESTMENT OF FUNDS..................................21

ARTICLE V COVENANTS OF THE ISSUER............................................22
         SECTION 5.1.   FINANCIAL STATEMENTS AND OTHER INFORMATION...........22
         SECTION 5.2.   INDEBTEDNESS.........................................22
         SECTION 5.3.   PROHIBITION ON SALE OF ASSETS........................22
         SECTION 5.4.   RESTRICTED PAYMENTS..................................22
         SECTION 5.5.   INVESTMENTS..........................................23

ARTICLE VI REPURCHASE UPON CHANGE OF CONTROL.................................24
         SECTION 6.1.   CHANGE OF CONTROL....................................24

ARTICLE VII MISCELLANEOUS....................................................25
         SECTION 7.1.   EXECUTION OF SUPPLEMENTAL INDENTURE..................25
         SECTION 7.2.   CONCERNING THE TRUSTEE...............................25
         SECTION 7.3.   COUNTERPARTS.........................................25
         SECTION 7.4.   GOVERNING LAW........................................25

EXHIBITS:

         Exhibit A - Form of Acceptable Guarantee
         Exhibit B - Form of Subordination Provisions
         Exhibit C - Form of Transferor Certificate


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                                      -2-


         Exhibit D - Form of Institutional Accredited Investor Transferee
                     Compliance Letter
         Exhibit E - Form of Regulation S Transfer Certificate

SCHEDULES

         Schedule 1-A - Form of Series A Definitive Bond
         Schedule 1-B - Form of Series A Global Bond
         Schedule 2-A - Form of Series B Definitive Bond
         Schedule 2-B - Form of Series B Global Bond
         Schedule 3   - Outstanding Investments


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
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                  FIRST SUPPLEMENTAL INDENTURE, dated as of October 18, 2001
(this "FIRST SUPPLEMENTAL INDENTURE"), among NORTHEAST GENERATION COMPANY, a Connecticut corporation, (together with its successors and assigns, the "ISSUER"), its executive office and mailing address being at 107 Selden Street, Berlin, Connecticut 06037 and THE BANK OF NEW YORK, a New York banking corporation (the "TRUSTEE"), its corporate trust office and mailing address being at 101 Barclay Street, Floor 21W, New York, NY 10286 to the Indenture dated as of October 18, 2001 (the "ORIGINAL INDENTURE") between the Issuer and the Trustee.

                  WHEREAS, the Issuer and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of bonds, debentures, notes or other evidences of indebtedness to be issued in one or more series;

                  WHEREAS, Sections 2.1, 2.3 and 12.1 of the Original Indenture provide, among other things, that the Issuer and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the designation, form, terms and provisions of Bonds of any series as permitted by Sections 2.1, 2.3 and 12.1 of the Original Indenture;

                  WHEREAS, the Issuer (i) desires the issuance of two separate series of Bonds to be designated as hereinafter provided and (ii) has requested the Trustee to enter into this First Supplemental Indenture for the purpose of establishing the designation, form, terms and provisions of the Bonds of each such series;

                  WHEREAS, all action on the part of the Issuer necessary to authorize the issuance of the Bonds under the Original Indenture and this First Supplemental Indenture (the Original Indenture, as supplemented by this First Supplemental Indenture, being hereinafter called the "INDENTURE") has been duly taken; and

                  WHEREAS, all acts and things necessary to make the Bonds, when executed by the Issuer and authenticated and delivered by the Trustee as provided in the Original Indenture, the legal, valid and binding obligations of the Issuer, and to constitute these presents a valid and binding supplemental indenture according to its terms, have been done and performed, and the execution of this First Supplemental Indenture and the creation and issuance under the Indenture of said Bonds have in all respects been duly authorized, and the Issuer, in the exercise of the legal right and power vested in it, executes this First Supplemental Indenture and proposes to create, execute, issue and deliver the Bonds.

                  NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

                  That, in order to establish the designation, form, terms and provisions of, and to authorize the authentication and delivery of, said Bonds, and in consideration of the acceptance of the Bonds by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                   Northeast Generation Supplemental Indenture
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                                      -2-


                                    ARTICLE I

                                   DEFINITIONS

                  (a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Indenture.

                  (b) Each capitalized term defined herein shall relate only to the Series A Senior Secured Bonds due 2005, the Series A-1 Senior Secured Bonds due 2005, the Series B Senior Secured Bonds due 2026 and the Series B-1 Secured Bonds due 2026 and no other Series of Bonds issued by the Issuer. For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings (such meanings shall apply equally to both the singular and plural forms of the respective terms):

                  "ACCEPTABLE BANK" means any commercial bank or other financial institution which (a) is organized under the laws of the United States of America, any state thereof or any other member of the Organization for Economic Cooperation and Development or Japan and has an office in the United States of America, (b) has capital, surplus and undivided profits of at least $1,000,000,000 and (c) has outstanding long-term senior unsecured, unguaranteed indebtedness which is rated "A" or better by S&P and "A2" or better by Moody's (or an equivalent rating by another nationally recognized statistical rating organization of similar standing if neither such corporation is in the business of rating long-term unsecured bank indebtedness).

                  "ACCEPTABLE GUARANTOR" means (i) an Acceptable Bank or (ii) Northeast Utilities or any Affiliate of Northeast Utilities (except the Issuer or any of its Subsidiaries), PROVIDED that Northeast Utilities or such Affiliate is (a) organized under the laws of any state of the United States of America,
(b) has an aggregate stockholders' equity of at least $250,000,000 and (c) has outstanding long-term unsecured, unguaranteed indebtedness which is rated "BBB-" or better by S&P and "Baa3" or better by Moody's.

                  "CHANGE OF CONTROL" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record or otherwise, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof) other than Northeast Utilities (or any successor to Northeast Utilities by merger or otherwise) or wholly-owned Subsidiaries, of ownership interests representing more than 50% of the aggregate ordinary voting power represented by the stock certificates of the Issuer; or
(b) the acquisition of direct or indirect control of the Issuer by any Person or group other than Northeast Utilities (or any successor to Northeast Utilities by merger or otherwise) or wholly-owned Subsidiaries otherwise than as described in clause (a); PROVIDED that there shall be no Change of Control if either (i) after the occurrence of either of the events referred to in clause (a) or (b) above, the Rating Agencies shall have confirmed their respective ratings of the Bonds in effect immediately prior to the occurrence of such events or (ii) holders of not less than 66% in aggregate principal amount of the Outstanding Bonds approve the occurrence of such event.


                   Northeast Generation Supplemental Indenture
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                  "CLOSING DATE" means October 18, 2001, the date on which the
Initial Bonds are first issued and sold hereunder.

                  "CONTRACTED GENERATING CAPACITY" means, as of any date of determination, the percentage of the rated generating capacity of all of the Issuer's Facilities which is contracted for pursuant to a fixed or minimum price take-or-pay (if the plant is available) Power Sales Agreement (including energy and capacity) with a remaining term of two years or longer from the date of determination with (i) Select Energy or any other affiliate of Northeast Utilities or (ii) a third party that complies with the Issuer's Electricity Contracting Policies.

                  "DEBT SERVICE COVERAGE RATIO" for any period means the ratio of, (x) all Revenues LESS Operating Expenses (other than nonrecurring expenses in connection with the issuance of Indebtedness), LESS all capital expenditures (unless funded with Indebtedness), to (y) the aggregate of principal, interest and fees payable on or in respect of the Outstanding Bonds PLUS payments required to be made under any Interest Rate Agreements, LESS payments to be received under any Interest Rate Agreement for such period.

                  "DEBT SERVICE RESERVE ACCOUNT" means the account of such name established and maintained in accordance with Section 4.1.

                  "DEBT SERVICE RESERVE AMOUNT" means, as of any date of determination, the aggregate amount of cash on deposit in the Debt Service Reserve Account, PLUS the aggregate fair market value of all Permitted Investments on deposit therein at such time, PLUS the amount available to be drawn or demanded under all Debt Service Reserve Support Instruments credited to such account at such time.

                  "DEBT SERVICE RESERVE GUARANTEE" means a guarantee of an Acceptable Guarantor executed and delivered to the Trustee to support the obligations of the Issuer hereunder with respect to all or a part of the Issuer's obligation to satisfy the Debt Service Reserve Requirement when and as required hereunder and permitting demands for payment thereunder as contemplated by Section 4.1, in each case:

                  (i) in substantially the form attached hereto as Exhibit A;
         and

                  (ii) providing for the amount thereof to be made available in full to the Trustee in multiple payments upon the demand of the Trustee.

                  "DEBT SERVICE RESERVE LETTER OF CREDIT" means one or more irrevocable direct pay letters of credit available for the purpose of drawing to pay principal and interest on the Bonds in an amount up to the Debt Service Reserve Requirement and any extensions thereof or any substitute letter of credit therefor in the stated amount contained in such extension or substitute and permitting draws thereon as contemplated by Section 4.1, in each case:

                  (i) issued to the Trustee (for the benefit of the Holders) by an Acceptable Bank;


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
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                                      -4-


                  (ii) expiring on the first to occur of (a) the date on which the stated amount thereof is drawn down to zero, (b) the date on which the Trustee returns the letter of credit to the issuer thereof for cancellation and (c) the expiration date specified in such letter of credit, which expiration shall not be earlier than 364 days after the date such letter of credit was issued;

                  (iii) providing for the amount thereof to be made available in full to the Trustee in multiple drawings conditioned only upon the presentation of a sight draft accompanied by the applicable certificate in the form attached to such letter of credit; and

                  (iv) with respect to which the Issuer certifies in an Officer's Certificate that any reimbursement obligation of the Issuer related to such letter of credit which constitutes Indebtedness of the Issuer, is Subordinated Indebtedness.

                  "DEBT SERVICE RESERVE REQUIREMENT" means, as of any date of determination,

                  (i) zero, if each of the Rating Agencies shall have indicated to the Issuer in writing that no debt service reserve is required in order for such Rating Agency to maintain an Investment Grade Rating with respect to the Outstanding Bonds, and each such writing is still in effect; or

                  (ii) an amount equal to the aggregate amount of principal, interest and fees to be paid on or in respect of Outstanding Bonds in the six months following such date of determination if clause (i) above is not applicable.

                  "DEBT SERVICE RESERVE SUPPORT INSTRUMENT" means one or more Debt Service Reserve Guarantees or one or more Debt Service Reserve Letters of Credit or both (as the context requires).

                  "DISTRIBUTION COMPLIANCE PERIOD" has the meaning assigned to such term in Regulation S.

                  "ELECTRICITY CONTRACTING POLICIES" means the customary credit and other policies followed by the Issuer in connection with its Power Sales Agreements, which may be the credit and other policies followed by a third party if the Issuer has appointed such third party as its agent for marketing and entering into Power Sales Agreements.

                  "EXCHANGE BONDS" shall mean, collectively, the Series A-1 Senior Secured Bonds Due 2005 and the Series B-1 Senior Secured Bonds Due 2026 to be issued under the Indenture in exchange for the Initial Bonds pursuant to the Exchange Offer.

                  "EXCHANGE OFFER" shall mean the offer by the Issuer, pursuant to an effective registration statement filed with the SEC, to exchange all of the Exchange Bonds for all of the outstanding Initial Bonds in accordance with the terms and provisions of the Registration Rights Agreement.


                   Northeast Generation Supplemental Indenture
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                                      -5-


                  "EXCHANGE OFFER CONSUMMATION DATE" shall mean the date on which the Exchange Offer is consummated in accordance with the terms and provisions of the Registration Rights Agreement.

                  "GUARANTEE" means, with respect to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing in any manner any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of Issuer arrangements, by agreement to keep-well, to purchase assets, goods, bonds or services, to take-or-pay, or to maintain financial statement conditions or otherwise), (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (iii) to reimburse any Person for the payment by such Person under any letter of credit, surety, bond or other guaranty issued for the benefit of such other Person, PROVIDED that the term "GUARANTEE" shall not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" or "GUARANTEED" used as a verb has a correlative meaning.

                  "INITIAL BONDS" means, collectively, the Series A Senior Secured Bonds Due 2005 and the Series B Senior Secured Bonds Due 2026 being issued by the Issuer under the Indenture and sold to the Initial Purchasers pursuant to the Purchase Agreement dated October 12, 2001 between the Issuer and the Initial Purchasers.

                  "INITIAL PURCHASERS" means Salomon Smith Barney Inc., Barclays Capital and TD Securities as initial purchasers of the Initial Bonds.

                  "INSTITUTIONAL ACCREDITED INVESTOR" shall have the meaning ascribed thereto in Section 2.1(b) hereof.

                  "INSTITUTIONAL ACCREDITED INVESTOR BOND" means a Bond registered in the name of, or in the name of a nominee of, an Institutional Accredited Investors.

                  "INTEREST RATE AGREEMENT" means any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge arrangement, to which the Issuer is a party, entered into in the ordinary course of business in connection with Indebtedness and not for speculative purposes.

                  "INVESTMENT" means, for any Person: (i) the acquisition (whether for cash, property of such Person, services or securities or otherwise) of capital stock, bonds, notes, debentures or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale), (ii) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person, but


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
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                                      -6-


excluding any such advance, loan or extension of credit arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business), (iii) the entering into of any Guarantee of, or any other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person or (iv) the entering into of any Hedging Agreement.

                  "MAKE-WHOLE PREMIUM" means, with respect to any Optional Redemption of the Initial Bonds or the Exchange Bonds (or any portion thereof), an amount equal to the excess, if any, of (i) the present value of all interest and principal payments scheduled to become due after the date of the optional redemption by the Issuer in respect of the such Bonds (or any portion thereof) being redeemed (such present value to be determined on the basis of a discount rate equal to the sum of (a) the Treasury Rate and (b) 25 basis points in the case of the Series A Bonds and the Series A-1 Bonds, and 50 basis points in the case of the Series B Bonds and the Series B-1 Bonds) over (ii) the Outstanding principal amount of the applicable Bonds (or any portion thereof).

                  "NON-U.S. PERSON" has the meaning assigned to such term in Regulation S.

                  "OPERATING EXPENSES" means for any period, the sum, computed without duplication, of all costs and expenses, including Taxes, incurred by the Issuer during such period (or, in the case of any future period, projected to be paid or payable during such period) in connection with the operation, maintenance and administration of the Facilities.

                  "PROJECTED DEBT SERVICE COVERAGE RATIO" means, at any time of determination thereof, a projection of the Debt Service Coverage Ratio over the period specified, prepared by the Issuer in good faith based upon assumptions consistent in all material respects with historical operating results, if any, and the Issuer's good faith projections of future Revenues and Operating Expenses of the Issuer in light of the then existing or reasonably expected regulatory and market environments in the markets in which the Facilities are or will be operated and upon the assumption that no early redemption or prepayment of the Bonds of any series will be made prior to the stated maturity of such series of Bonds. Whenever this First Supplemental Indenture provides for the determination of a Projected Debt Service Coverage Ratio, the Projected Debt Service Coverage Ratio shall be set forth in an Officer's Certificate of the Issuer filed with the Trustee stating that, based upon reasonable investigation and review, the Projected Debt Service Coverage Ratio is based on the criteria set forth in the preceding sentence.

                  "QIB" shall have the meaning given to such term in Section 2.1(b) hereof.

                  "REGISTRATION DEFAULT" shall have the meaning given to such term in Section 2.4 hereof.

                  "REGULAR RECORD DATE", for any Bond of a series for the Scheduled Payment Date of any installment of principal thereof or payment of interest thereon, means the 15th day (whether or not a Business Day) next preceding such Scheduled Payment Date, or any other date specified for such purpose in the form of Bond of such series attached to the Series Supplemental Indenture relating to the Bonds of such series.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
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                                      -7-


                  "REGULATION S" means Regulation S promulgated under the Securities Act, as amended and in effect from time to time and any successor regulation.

                  "REGULATION S GLOBAL BOND" means one or more Bonds deposited with a custodian for, and registered in the name of a nominee of, the Registered Depositary, interest in which will be held for the benefit of purchasers of the Bonds in offshore transactions under Regulation S.

                  "RESALE RESTRICTION TERMINATION DATE" means the period of two years after the later of the original issue date of a Restricted Security and the last date on which the Issuer or any affiliate of the Issuer was the owner of such Restricted Security (or any predecessor of such Restricted Security).

                  "RESTRICTED PAYMENTS" means (i) shareholder distributions by or distributions in respect of any equity interest in the Issuer (in cash, securities, property or obligations) or (ii) any payments or distributions on account of, payments of interest on or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, (a) Subordinated Indebtedness or (b) any portion of any shareholder interest or equity interest in the Issuer or of any warrants, options or other rights to acquire any such shareholder interest or equity interest (or to make any payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to fair market or equity value of the Issuer).

                  "RESTRICTED SECURITIES" shall have the meaning given to such term in Section 2.7 hereof.

                  "REVENUES" means, with respect to the Issuer, for any period, the sum of all revenues of the Issuer in respect of its operations under any contract or agreement or otherwise including amounts received pursuant to Hedging Agreements (other than Interest Rate Agreements).

                  "RULE 144A" means Rule 144A promulgated under the Securities Act, as amended and in effect from time to time.

                  "RULE 144A GLOBAL BOND" means the one or more Bonds deposited with a custodian for, and registered in the name of a nominee of, the Registered Depositary, interests in which will be held for the benefit of U.S. purchasers of bonds who are QIBs under Rule 144A.

                  "SERIES A BONDS" shall have the meaning given to such term in
Section 2.1(a) hereof.

                  "SERIES A-1 BONDS" shall have the meaning given to such term in Section 2.1(a) hereof.

                  "SERIES B BONDS" shall have the meaning given to such term in
Section 2.2(a) hereof.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
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                                      -8-


                  "SERIES B-1 BONDS" shall have the meaning given to such term in Section 2.2(a) hereof.

                  "SHELF REGISTRATION" shall have the meaning given to such term in the Registration Rights Agreement.

                  "SUBORDINATED INDEBTEDNESS" means any Indebtedness of the Issuer that is fully subordinated in all rights and remedies to Senior Debt on terms substantially similar to the subordination provisions set forth in Exhibit B.

                  "TAX ALLOCATION AGREEMENT" means the Northeast Utilities System Amended and Restated Tax Allocation Agreement among Northeast Utilities and its direct and indirect subsidiaries dated as of January 1, 1990, and amended by a First Amendment dated as of October 26, 1998 and by a Second Amendment dated as of March 1, 2000, and as further amended and restated from time to time.

                  "TRANSACTIONS" means the execution, delivery and performance by each obligor of this Indenture and the other Transaction Documents to which such obligor is or is intended to be a party or by which it or its properties are bound, the issuance of the Bonds and the use of the proceeds thereof as described in Section 3.1.

                  "TREASURY RATE" means, with respect to any redemption of Bonds, the yield to maturity at the time of computation of United States Treasury securities with a final maturity (as compiled and published in the most recent Federal Reserve Statistical Release H. 15(519) which has become publicly available at least two Business Days in New York prior to the Redemption Date (or, if such statistical release is no longer published, any publicly available source or similar market data)) most nearly equal to the remaining average life on the Redemption Date of the Bonds being redeemed, PROVIDED, HOWEVER, that if the period from the Redemption Date to the maturity date of the series of Bonds being redeemed is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.


                                   ARTICLE II

                             THE TERMS OF THE BONDS

                  SECTION 2.1. TERMS OF 4.998% SERIES A SENIOR SECURED BONDS DUE 2005 AND 4.998% SERIES A-1 SENIOR SECURED BONDS DUE 2005.

                  (a) There are hereby created two series of Bonds designated:
(i) 4.998% Series A Senior Secured Bonds Due 2005, in the aggregate principal amount which at any time may not exceed $120,000,000 (the "SERIES A BONDS"), and
(ii) 4.998% Series A-1 Senior Secured Bonds Due 2005, in an aggregate principal amount which at any time may not exceed $120,000,000 less the aggregate principal amount of Series A Bonds then Outstanding (the "SERIES A-1 Bonds"). The Series A Bonds may forthwith be executed by the Issuer and


                   Northeast Generation Supplemental Indenture
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                                      -9-


delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of Section 2.4 of the Original Indenture. On or prior to the Exchange Offer Consummation Date for the Series A Bonds, the Issuer may execute and deliver to the Trustee, and upon delivery of an Issuer Order to the Trustee in accordance with the provisions of Section 2.4 of the Original Indenture, the Trustee shall authenticate and deliver, the Series A-1 Bonds in exchange for Series A Bonds validly surrendered to the Trustee pursuant to the Exchange Offer. Such Issuer Order shall specify the amount of the Series A-1 Bonds to be authenticated and the date on which such Series A-1 Bonds are to be authenticated. The aggregate principal amount of the Series A Bonds together with the Series A-1 Bonds Outstanding at any time may not exceed $120,000,000, except as provided in the Original Indenture.

                  (b) The Series A Bonds, (i) if issued to Persons that are institutional "accredited investors" meeting the requirements of Rule 501(a)(1),
(2), (3) or (7) under the Securities Act (each, an "INSTITUTIONAL ACCREDITED INVESTOR") that are not QIBs (as defined below), shall be issued in definitive form, substantially in the form of Schedule 1-A hereto, registered in the name of the purchaser thereof and (ii) (A) if issued to "qualified institutional buyers" (as defined in Rule 144A; each, a "QIB") in reliance on Rule 144A, or
(B) if issued in offshore transactions to Non-U.S. Persons in reliance on Regulation S shall be issued in the form of one or more Global Bonds substantially in the form of Schedule 1-B hereto, shall be deposited on behalf of the purchasers of the Initial Bonds represented thereby with the Trustee (at its respective address for notices set forth in Section 1.4 of the Original Indenture), as custodian for the Registered Depositary, shall be registered in the name of the Registered Depositary or a nominee of the Registered Depositary and the aggregate principal amount of Series A Bonds so issued may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Registered Depositary or its nominee.

                  (c) Each of the Series A Bonds and the Series A-1 Bonds shall have and be subject to such other terms as provided in the Indenture.

                  (d) The forms of the Series A-1 Bonds shall be substantially identical to the forms of the Series A Bonds, except that: (i) the title of the Series A-1 Bonds shall be "4.998% Series A-1 Senior Secured Bonds Due 2005";
(ii) the two paragraphs of the legend appearing immediately beneath the title of such forms of the Series A Rule 144A Global Bonds shall be omitted, and the paragraph of the legend appearing immediately beneath the title of such forms of the Series A Regulation S Global Bonds shall be omitted; (iii) the first sentence of the first paragraph of all such forms shall read in its entirety as follows:

         "NORTHEAST GENERATION COMPANY, a Connecticut corporation (hereinafter called the "ISSUER", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to [_______], or its registered assigns, the outstanding Principal Amount hereof [-- if the Bond is in the form of a global security insert, "after subtracting the aggregate principal amount of any definitive Bonds issued in exchange for a portion or portions hereof"], such payment to be made in semiannual installments on October 15 and April 15 of each year


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

         (commencing April 15, 2002) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (PROVIDED that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the date of the last interest payment made on the Series A Bonds (as defined in the First Supplemental Indenture) occurring prior to the issue date set forth above or, if no interest has been paid or duly provided for on the Series A Bonds, from October 18, 2001 semiannually on October 15 and April 15 in each year commencing April 15, 2002 (PROVIDED, if the issue date is on or after a Regular Record Date and prior to the related Scheduled Payment Date, the Issuer shall pay interest from the Scheduled Payment Date immediately succeeding the issue date semiannually on October 15 and April 15 in each year commencing April 15, 2002) until the Principal Amount is paid in full or payment thereof is duly provided for.";

(iv) the thirteenth and fourteenth paragraphs of the reverse of the forms of the Series A Bonds shall be omitted; and (v) the first sentence of the first paragraph of the reverse of all such forms shall read in its entirety as follows: "This bond is one of an authorized issue of Bonds of the Issuer known as its 4.998% Series A-1 Senior Secured Bonds Due 2005 (the "BONDS")."

                  SECTION 2.2. TERMS OF 8.812% SERIES B SENIOR SECURED BONDS DUE 2026 AND 8.812% SERIES B-1 SENIOR SECURED BONDS DUE 2026.

                  (a) There are hereby created two series of Bonds designated:
(i) 8.812% Series B Senior Secured Bonds Due 2026, in the aggregate principal amount which at any time may not exceed $320,000,000 (the "SERIES B BONDS"), and
(ii) 8.812% Series B-1 Senior Secured Bonds Due 2026, in an aggregate principal amount which at any time may not exceed $320,000,000 less the aggregate principal amount of Series B Bonds then Outstanding (the "SERIES B-1 Bonds"). The Series B Bonds may forthwith be executed by the Issuer and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of Section 2.4 of the Original Indenture. On or prior to the Exchange Offer Consummation Date for the Series B Bonds, the Issuer may execute and deliver to the Trustee, and upon delivery of an Issuer Order to the Trustee in accordance with the provisions of Section 2.4 of the Original Indenture, the Trustee shall authenticate and deliver, the Series B-1 Bonds in exchange for Series B Bonds validly surrendered to the Trustee pursuant to the Exchange Offer. Such Issuer Order shall specify the amount of the Series B-1 Bonds to be authenticated and the date on which such Series B-1 Bonds are to be authenticated. The aggregate principal amount of the Series B Bonds together with the Series B-1 Bonds Outstanding at any time may not exceed $320,000,000, except as provided in the Original Indenture.

                  (b) The Series B Bonds, (i) if issued to Institutional Accredited Investors that are not QIBs, shall be issued in definitive form, substantially in the form of Schedule 2-A hereto,


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
registered in the name of the purchaser thereof and (ii) (A) if issued to QIBs in reliance on Rule 144A, or (B) if issued in offshore transactions to Non-U.S. Persons in reliance on Regulation S shall be issued in the form of one or more Global Bonds substantially in the form of Schedule 2-B hereto, shall be deposited on behalf of the purchasers of the Initial Bonds represented thereby with the Trustee (at its respective address for notices set forth in Section 1.4 of the Original Indenture), as custodian for the Registered Depositary, shall be registered in the name of the Registered Depositary or a nominee of the Registered Depositary and the aggregate principal amount of Series B Bonds so issued may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Registered Depositary or its nominee.

                  (c) Each of the Series B Bonds and the Series B-1 Bonds shall have and be subject to such other terms as provided in the Indenture.

                  (d) The forms of the Series B-1 Bonds shall be substantially identical to the forms of the Series B Bonds, except that: (i) the title of the Series B-1 Bonds shall be "8.812% Series B-1 Senior Secured Bonds Due 2026";
(ii) the two paragraphs of the legend appearing immediately beneath the title of such forms of the Series B Rule 144A Global Bonds shall be omitted and the paragraph of the legend appearing immediate beneath the title of such forms of the Series B Regulation S Global Bonds shall be omitted; (iii) the first sentence of the first paragraph of all such forms shall read in its entirety as follows:

         "NORTHEAST GENERATION COMPANY, a Connecticut corporation (hereinafter called the "ISSUER", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to [________________], or its registered assigns, the outstanding Principal Amount hereof [-- if the Bond is in the form of a global security insert, "after subtracting the aggregate principal amount of any definitive Bonds issued in exchange for a portion or portions hereof"], such payment to be made in semiannual installments on October 15 and April 15 of each year (commencing April 15, 2002) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (PROVIDED that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the date of the last interest payment made on the Series B Bonds (as defined in the First Supplemental Indenture) occurring prior to the issue date set forth above or, if no interest has been paid or duly provided for on the Series B Bonds, from October 18, 2001 semiannually on October 15 and April 15 in each year commencing April 15, 2002 (PROVIDED, if the issue date is on or after a Regular Record Date and prior to the related Scheduled Payment Date, the Issuer shall pay interest from the Scheduled Payment Date immediately succeeding the issue date semiannually on April 15 and October 15 in each year commencing April 15, 2002) until the Principal Amount is paid in full or payment thereof is duly provided for.";


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

(iv) the thirteenth and fourteenth paragraphs of the reverse of the forms of the Series B Bonds shall be omitted; and (v) the first sentence of the first paragraph of the reverse of all such forms shall read in its entirety as follows: "This bond is one of an authorized issue of Bonds of the Issuer known as its 8.812% Series B-1 Senior Secured Bonds Due 2026 (the "BONDS")."

                  SECTION 2.3. DENOMINATIONS. Each Bond of a series created hereby shall be issued in fully registered form without coupons in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

                  SECTION 2.4. INTEREST AND PRINCIPAL. Each Bond of a series created hereby shall bear interest on the unpaid principal amount thereof from time to time outstanding at the rate of interest set forth in the forms of such series attached hereto. The principal amount of each Bond of a series created hereby shall be due and payable in installments as set forth in the form of Bond of such series attached hereto.

                  Payment of principal of and interest on each Bond of a series created hereby shall be made (a) if the Issuer so elects, by check mailed to the Holder at his or her registered address or (b) otherwise as provided in Section
2.10 of the Original Indenture; PROVIDED that the final installment of principal payable with respect to each Bond of a series created hereby shall be payable as provided in Section 6.5 of the Original Indenture (in the case of any such Bond redeemed) or payable upon presentation and surrender of each such Bond at the Place of Payment.

                  If an Exchange Offer has not been completed on or before 360 days after the Closing Date without a Shelf Registration being filed with the SEC (a "Registration Default"), the interest rate payable on Initial Bonds shall increase (in addition to the interest rate set forth in such Initial Bonds) and additional interest reflecting such increase shall accrue with respect to such Initial Bonds, from and including such 360th day, to but excluding the earlier of the date on which the Exchange Offer is completed and the date on which the Shelf Registration Statement is declared effective, at the rate of one half of one percent (0.50%) per annum, which additional interest shall be payable at the times, in the manner and subject to the same terms and conditions set forth herein and in the Initial Bonds, as though the interest rate set forth above had been increased by one half of one percent (0.50%) per annum.

                  SECTION 2.5. REDEMPTION; REPURCHASE.

                  (a) OPTIONAL REDEMPTION. Subject to the provisions of Section
6.1 of the Original Indenture, the Bonds of each series created hereby are subject to optional redemption under the conditions and on the terms set forth in the Original Indenture at a price equal to the Redemption Price plus the Make-Whole Premium.

                  (b) MANDATORY REDEMPTION. Subject to the provisions of Section
6.2 of the Original Indenture, the Bonds of each series created hereby are subject to mandatory redemption under the conditions and on the terms set forth in the Original Indenture at a price equal to the Redemption Price, but without a Make-Whole Premium.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  SECTION 2.6. EXCHANGE OFFER. Any Initial Bonds which are presented to the Security Registrar for exchange pursuant to the Exchange Offer in accordance with the terms thereof shall be exchanged for Exchange Bonds of the corresponding series and of equal principal amount upon surrender to the Security Registrar of the Initial Bonds to be exchanged; PROVIDED, HOWEVER, that the Initial Bonds so surrendered for exchange shall be duly endorsed and accompanied by a letter of transmittal or written instrument of transfer in form satisfactory to the Issuer and the Security Registrar, duly executed by the Holder thereof or its attorney who shall be duly authorized in writing to execute such document. Whenever any Initial Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver to the Security Registrar, the same aggregate principal amount of Exchange Bonds of the corresponding series that have been surrendered.

                  SECTION 2.7. RESTRICTIONS ON TRANSFER AND EXCHANGE OF INITIAL BONDS.

                  (a) Initial Bonds in definitive form, all Rule 144A Global Bonds and all beneficial interests in one or more Rule 144A Global Bonds, and all Bonds (other than Exchange Bonds or Bonds sold pursuant to an effective registration statement) issued upon registration of transfer of, or in exchange for, any such Bonds, shall be restricted securities (within the meaning of Rule 144 under the Securities Act; hereinafter, collectively, "RESTRICTED SECURITIES") and shall be subject to the restrictions on transfer provided in the legend set forth on the Restricted Securities. The Holder of each Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. All Restricted Securities shall bear the legend set forth on the face of the Restricted Securities.

                  Institutional Accredited Investors that are not QIBs may hold interests in the Initial Bonds only in definitive form. Any beneficial interest in a Global Bond that is a Restricted Security and is transferred to an Institutional Accredited Investor which is not a QIB will be delivered in the form of a definitive Bond and will cease to be an interest in such Global Bond.

                  A holder of a beneficial interest in a Global Bond may exchange such beneficial interest for one or more definitive Bonds if (i) the Issuer notifies the Trustee in writing that the Registered Depositary is unwilling or unable to continue as depositary for such Global Bond, or the Registered Depositary ceases to be a "Clearing Agency" registered under the Exchange Act and a successor depositary is not appointed by the Issuer within 90 days of such notice or cessation or (ii) the Issuer, at its option, notifies the Trustee in writing that it elects to cause the issuance of definitive Bonds. If an exchange of a Global Bond for a definitive Bond is made pursuant to clauses
(i) or (ii) above, then, upon surrender by the Registered Depositary of any beneficial interest in the Global Bonds, definitive Bonds will be issued to each person that the Registered Depositary identifies as the beneficial owner of the Bonds represented by the Global Bonds. Upon any such issuance, the Trustee will be required to register such definitive Bonds in the name of such person or persons (or nominee of any thereof) and cause the same to be delivered thereto. Unless determined otherwise by the Issuer in accordance with applicable law, each such Rule 144A Global Bond and all definitive Bonds, upon transfer or exchange of


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
beneficial interests in a Rule 144A Global Bond (other than for an Exchange
Bond) will bear the legend set forth on the face of the Restricted Securities.

                  Each Holder of a definitive Bond or a beneficial interest in a Global Bond that is a Restricted Security will be deemed to have represented and agreed to offer, sell, pledge or otherwise transfer such Bonds or beneficial interest only in accordance with the legend set forth on the face of the Restricted Securities.

                  Upon the transfer, exchange or replacement of definitive Bonds bearing the legend, or upon request for removal of the legend on a definitive Bond, the Trustee will deliver Bonds that do not bear such legend if the Trustee has been provided evidence satisfactory to the Issuer (which may include an opinion of counsel) that neither the legend nor the restrictions on transfer set forth therein are required to ensure compliance with the Securities Act.

                  Subject to the restrictions on transfer and exchange set forth herein and in the Original Indenture, the holder of any Bond may transfer or exchange such Bond in whole or in part (in a principal amount equal to the minimum authorized denomination or any greater amount which is an integral multiple of $1,000 or a lesser amount if the holder is transferring or exchanging all of the Bonds held by such holder) by surrendering it at the Corporate Trust Office of the Trustee or at the office of the transfer agent, together with (a) an executed instrument of assignment and transfer substantially in the form set forth in Exhibit C to this First Supplemental Indenture (in the case of a transfer) or a written request for exchange (in the case of exchange) and (b) additional certifications and evidence that such transfer or exchange is in compliance with the Securities Act and the restrictions on transfer set forth in such Bond as may be required pursuant to the terms of this First Supplemental Indenture.

                  Upon surrender of a definitive Bond for transfer or exchange with the appropriate documentation, or notification of a request for transfer or exchange of a beneficial interest in a Global Bond for a definitive Bond or Bonds, subject to the restrictions described herein and in the Original Indenture, the Trustee will, within five Business Days of such request if made at the Corporate Trust Office of the Trustee, or within 10 Business Days if made at the office of a transfer agent (other than the Trustee), authenticate and deliver at the Corporate Trust Office of the Trustee or the office of the transfer agent, as the case may be, to the transferee (in the case of transfer) or Holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or Holder (in the case of exchange) to such address as the transferee or Holder, as applicable, may request, a definitive Bond or Bonds, as the case may require, for a like aggregate principal amount and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any definitive Bond will not be valid unless made at the Corporate Trust Office of the Trustee or at the office of a transfer agent by the registered holder in person or by a duly authorized attorney-in-fact. The Security Registrar is not required (a) to issue, register the transfer of or exchange any Initial Bonds of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Bonds of such series selected for redemption and ending at the close of business on the day of such mailing or (b) to issue, register the transfer of or exchange any Initial Bond selected for redemption in whole or in part except the unredeemed


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
portion of any Initial Bond selected for redemption in part. No service charge will be required of any Holder participating in any transfer or exchange of Bonds in respect of such transfer or exchange, but, with certain exceptions, payment may be required of any tax or other governmental charges that may be imposed in connection therewith.

                  (b) The following provisions shall apply with respect to any proposed transfer of a Rule 144A Global Bond or a beneficial interest therein or an Institutional Accredited Investor Bond prior to the expiration of the Resale Restriction Termination Date:

                           (i) a transfer of a Rule 144A Global Bond or a beneficial interest therein or an Institutional Accredited Investor Bond to a QIB shall be made upon the representation of the transferee that it is purchasing the Bond for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                           (ii) a transfer of a Rule 144A Global Bond or a beneficial interest therein or an Institutional Accredited Investor Bond to an Institutional Accredited Investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit D annexed hereto from the proposed transferee and, if requested by the Issuer or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them; and

                           (iii) a transfer of a Rule 144A Global Bond or a beneficial interest therein or an Institutional Accredited Investor Bond to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit E annexed hereto from the proposed transferee and, if requested by the Issuer or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them.

                  (c) The following provisions shall apply with respect to any proposed transfer of a Regulation S Global Bond prior to the expiration of the Distribution Compliance Period:

                           (i) a transfer of a Regulation S Global Bond or a beneficial interest therein to a QIB shall be made upon the representation of the transferee that it is purchasing the Bond for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                           (ii) a transfer of a Regulation S Global Bond or a beneficial interest therein to an Institutional Accredited Investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit D annexed hereto from the proposed transferee and, if requested by the Issuer or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them; and

                           (iii) a transfer of a Regulation S Global Bond or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit E annexed hereto from the proposed transferee and, if requested by the Issuer or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them.

                  Prior to or on the expiration of the Distribution Compliance Period, beneficial interests in a Regulation S Global Bond may only be held through Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("EUROCLEAR") or Clearstream Luxembourg, a societe anonyme ("CLEARSTREAM") (as indirect participants in the Registered Depositary) or another agent member of Euroclear and Clearstream acting for and on behalf of them, unless exchanged for interests in the Rule 144A Global Bond in accordance with the certification requirements hereof. During the Distribution Compliance Period, interests in the Regulation S Global Bond, if any, may be exchanged for interests in the Rule 144A Global Bond or for definitive bonds only in accordance with the certification requirements described in this Section 2.7.

                  After the expiration of the Distribution Compliance Period, interests in the Regulation S Global Bond may be transferred without requiring the certification set forth in Exhibit E annexed hereto or any additional certification.

                  As used in the preceding two paragraphs of this Section 2.7, the term "transfer" encompasses any sale, transfer or other disposition of any Bonds referred to herein except for transfers from any Holder to an Affiliate of such Holder; PROVIDED, that such transferring Holder shall deliver a letter to the Trustee stating that the transferee is an Affiliate of such Holder. The Trustee shall be entitled to rely on and be fully protected in its reliance on such letter.


                                   ARTICLE III

                             APPLICATION OF PROCEEDS
                               FROM SALE OF BONDS

                  SECTION 3.1. APPLICATION OF PROCEEDS FROM SALE OF BONDS. Promptly upon receipt by the Issuer of the proceeds from the sale of the Initial Bonds, the Issuer shall apply such proceeds (i) to repay existing Indebtedness of the Issuer incurred to acquire the existing Facilities, (ii) to pay costs, expenses and the Initial Purchasers' discounts and commissions in connection with the offering of the Initial Bonds, and (iii) to repurchase outstanding shares of the


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

Issuer's capital stock and to pay dividends with respect thereto (some of which dividends may represent a return of contributed capital).


                                   ARTICLE IV

                          DEBT SERVICE RESERVE ACCOUNT

                  SECTION 4.1. DEBT SERVICE RESERVE ACCOUNT.

                  (a) CREATION OF THE ACCOUNT. The Issuer hereby establishes at the Trustee's Corporate Trust Office a special, segregated and irrevocable collateral account (the "DEBT SERVICE RESERVE ACCOUNT") which shall be maintained at all times until none of the Bonds of the series of Bonds created by this First Supplemental Indenture remain outstanding. All amounts from time to time held in the Debt Service Reserve Account shall be held in the name of the Trustee for the benefit of the Holders. Except as expressly provided in this First Supplemental Indenture, the Issuer shall not have any right to withdraw funds from the Debt Service Reserve Account. All amounts on deposit in the Debt Service Reserve Account and all Permitted Investments held therein shall constitute a part of the Collateral and shall not constitute payment of any Bonds until applied for such payment as provided in this First Supplemental Indenture. The Issuer hereby irrevocably authorizes the Trustee to withdraw funds from the Debt Service Reserve Account in accordance with this Section 4.1.

                  (b) (i) On the Closing Date and within 60 days following the end of each fiscal quarter following the Closing Date, the Issuer shall deposit in the Debt Service Reserve Account (A) cash or Permitted Investments; (B) one or more Debt Service Reserve Support Instruments; or (C) any combination thereof in an amount equal to the amount necessary to satisfy the then applicable Debt Service Reserve Requirement.

                  (ii) The amount on deposit in the Debt Service Reserve Account, if any, at any time shall be deemed to be equal to the aggregate amount of cash on deposit therein at such time, PLUS the aggregate fair market value of all Permitted Investments on deposit therein at such time, PLUS the amount available to be drawn or demanded under all Debt Service Reserve Support Instruments held by the Trustee at such time.

                  (c) DRAWS ON THE DEBT SERVICE RESERVE ACCOUNT.

                  (i) If on any Scheduled Payment Date, the Paying Agent shall have received from or on behalf of the Issuer funds that are insufficient to pay in full the aggregate amount of principal and interest then due on the Bonds of any series, then (upon notice thereof by the Paying Agent to the Trustee specifying the amount of such insufficiency) the Trustee shall transfer, using the cash or Permitted Investments on deposit in the Debt Service Reserve Account, to the accounts of the Holders an amount equal to such insufficiency or, if less, the portion of such insufficiency that can be covered by withdrawals from the Debt Service Reserve Account.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  (ii) If on any date on or prior to the maturity date of the Bonds of any series on which the Trustee is or would be required to make transfers from the Debt Service Reserve Account pursuant to the foregoing clause (i) the cash and Permitted Investments on deposit in or credited to the Debt Service Reserve Account are insufficient to make such transfers in full, the Trustee shall draw on or demand payment under any Debt Service Reserve Support Instrument then in its possession and selected by the Trustee in an amount equal, when added to all amounts paid under each other Debt Service Reserve Support Instrument on such date, to such insufficiency.

                  (iii) Unless the Trustee shall have been notified in writing that an Event of Default shall have occurred and is continuing or could result therefrom, if on the last Business Day of any calendar month,
         (x) the aggregate amount of cash and Permitted Investments on deposit in the Debt Service Reserve Account PLUS the aggregate amount then available to be drawn under all Debt Service Reserve Support Instruments theretofore delivered to the Trustee exceeds (y) the Debt Service Reserve Requirement at such time, then not more than two Business Days following receipt of the written request of the Issuer delivered to the Trustee, the Trustee shall transfer from the Debt Service Reserve Account to the Issuer cash or Permitted Investments or reduce the amount available to be drawn on or demanded under such Debt Service Reserve Support Instrument(s) in an amount equal to such excess.

                  (d) DEBT SERVICE RESERVE SUPPORT INSTRUMENTS.

                  (i) Thirty days prior to the expiration of any Debt Service Reserve Letter of Credit furnished to the Trustee in accordance with the requirements of Section 4.1(a) and (b), if such Debt Service Reserve Letter of Credit has not been renewed, extended or replaced, the Trustee shall draw on such Debt Service Reserve Letter of Credit in an amount equal to the maximum amount available to be drawn under the expiring Debt Service Reserve Letter of Credit (LESS any excess of the aggregate cash and Permitted Investments and Debt Service Reserve Instruments then held in the Debt Service Reserve Account over the Debt Service Reserve Requirement). The Trustee shall deposit the moneys received from the issuer of such Debt Service Reserve Letter of Credit in payment of such draw in the Debt Service Reserve Account.

                  (ii) In the event that at any time the issuing financial institution in respect of any Debt Service Reserve Letter of Credit furnished to the Trustee in accordance with the requirements of Section 4.1(a) and (b) fails to qualify as an Acceptable Bank, the Issuer shall cause all Debt Service Reserve Letters of Credit issued by such issuing bank to be replaced by another Debt Service Reserve Support Instrument or cash or Permitted Investments deposited in the Debt Service Reserve Account in an amount at least equal to the available amount of the Debt Service Reserve Letter(s) of Credit being replaced. If any such Debt Service Reserve Letter of Credit is not so replaced within thirty (30) days following notice by the Trustee to the Issuer of the failure of such issuing financial institution to qualify as an Acceptable Bank, then in each case, the Trustee shall draw on such Debt Service Reserve Letter of Credit in an amount equal to the maximum amount


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
         available to be drawn under such Debt Service Reserve Letter of Credit (LESS any excess of the aggregate cash and Permitted Investments and Debt Service Reserve Support Instruments then held in the Debt Service Reserve Account over the Debt Service Reserve Requirement) in accordance with the terms thereof and deposit the proceeds of such draw into the Debt Service Reserve Account.

                  (iii) In the event that at any time a guarantor under any Debt Service Reserve Guarantee furnished to the Trustee in accordance with the requirements of Section 4.1(a) and (b) fails to qualify as an Acceptable Guarantor, the Issuer shall cause the Debt Service Reserve Guarantee of such Person to be replaced by another Debt Service Reserve Support Instrument or cash or Permitted Investments deposited in the Debt Service Reserve Account in an amount at least equal to the amount guaranteed under the Debt Service Reserve Guarantee being replaced. If such Debt Service Reserve Guarantee is not so replaced within thirty
         (30) days following notice by the Trustee to the Issuer of the failure of such Person to qualify as an Acceptable Guarantor, then in each case, the Trustee shall draw on the full amount guaranteed under such Debt Service Reserve Guarantee (LESS any excess of the aggregate cash and Permitted Investments and Debt Service Reserve Support Instruments then held in the Debt Service Reserve Account over the Debt Service Reserve Requirement) in accordance with the terms thereof and deposit the proceeds of such draw into the Debt Service Reserve Account.

                  SECTION 4.2. SECURITIES ACCOUNT; SECURITIES INTERMEDIARY.

                  (a) ACCEPTANCE OF APPOINTMENT OF SECURITIES INTERMEDIARY. The Bank of New York hereby agrees to act as securities intermediary as that term is defined in Section 8-102(a)(14) of the New York UCC (in such capacity, the "SECURITIES INTERMEDIARY") under this First Supplemental Indenture.

                  (b) ESTABLISHMENT OF THE DEBT SERVICE RESERVE ACCOUNT. The Securities Intermediary hereby agrees and confirms that (i) the Securities Intermediary has established the Debt Service Reserve Account, (ii) the Debt Service Reserve Account is and will be maintained as a "securities account" (within the meaning of Section 8-501 of the UCC), (iii) the Trustee is the "entitlement holder" (within the meaning of Section 8-102(a)(7) of the UCC) in respect of the "financial assets" (within the meaning of Section 8-102(a)(9) of the UCC) credited to the Debt Service Reserve Account, (iv) all property delivered to the Securities Intermediary for deposit to the Debt Service Reserve Account will be held by the Securities Intermediary and promptly credited to the Debt Service Reserve Account by an appropriate entry in its records in accordance with this First Supplemental Indenture, (v) all "financial assets" (within the meaning of Section 8-102(a)(9) of the UCC) in registered form or payable to or to the order and credited to the Debt Service Reserve Account shall be registered in the name of, payable to or to the order of, or indorsed to, the Securities Intermediary or in blank, or credited to another securities account maintained in the name of the Securities Intermediary, and in no case will any financial asset credited to the Debt Service Reserve Account be registered in the name of, payable to or to the order of, or indorsed to, the Issuer except to the extent the foregoing have been subsequently indorsed by the Issuer to the Securities Intermediary or in blank, and (vi) the Securities


                   Northeast Generation Supplemental Indenture
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
                                      -20-


Intermediary shall not change the name or account number of the Debt Service Reserve Account without the prior written consent of the Trustee.

                  (c) FINANCIAL ASSETS ELECTION. The Securities Intermediary agrees that each item of property (including any cash, security, instrument or obligation, share, participation, interest or other property whatsoever) credited to the Debt Service Reserve Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

                  (d) ENTITLEMENT ORDERS, NO OTHER CONTROL AGREEMENT, NO OTHER LIENS. The Issuer agrees that the Securities Intermediary may, and the Securities Intermediary agrees that it shall, comply with any orders if originated by the Trustee without further consent by the Issuer or any other Person. In the event that the Securities Intermediary receives conflicting entitlement orders from the Trustee and the Issuer or any other Person, the Securities Intermediary shall comply with the entitlement orders originated by the Trustee. The Securities Intermediary shall not execute and deliver, or otherwise become bound by, any agreement under which the Securities Intermediary agrees with any Person other than the Trustee to comply with entitlement orders originated by such Person relating to the Debt Service Reserve Account or the security entitlements that are the subject of this First Supplemental Indenture. The Securities Intermediary shall not grant any Lien in any financial asset that is the subject of any security entitlement that is the subject of this First Supplemental Indenture.

                  (e) SUBORDINATION OF LIEN; WAIVER OF SETOFF. In the event that the Securities Intermediary has or subsequently obtains by indenture, operation of law or otherwise a lien or security interest in the Debt Service Reserve Account or any security entitlement credited thereto, the Securities Intermediary agrees that such lien or security interest shall be subordinate to the lien and security interest of the Trustee. The financial assets standing to the credit of the Debt Service Reserve Account will not be subject to deduction, setoff, banker's lien, or any other right in favor of any Person other than the Trustee (except that the face amount of any checks which have been credited to the Debt Service Reserve Account but are subsequently returned unpaid because of uncollected or insufficient funds may be deducted from the Debt Service Reserve Account).

                  (f) NO OTHER AGREEMENTS. None of the Securities Intermediary or the Trustee or the Issuer has entered into any Agreement with respect to the Debt Service Reserve Account or any financial assets credited to the Debt Service Reserve Account other than this First Supplemental Indenture and the other Financing Documents. The Securities Intermediary has not entered into any agreement with the Issuer or any other Person purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders originated by the Trustee in accordance with Section 4.2(d). In the event of any conflict as to such obligation between this First Supplemental Indenture and any other Transaction Document or any other agreement now existing or hereafter entered into, the terms of this First Supplemental Indenture shall prevail.

                  (g) NOTICE OF ADVERSE CLAIMS. Except for the claims and interest of the Trustee and the Issuer to and in the Debt Service Reserve Account, the Securities Intermediary


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
does not know of any claim to, or interest in, the Debt Service Reserve Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Debt Service Reserve Account or in any financial asset credited thereto, the Securities Intermediary will promptly notify the Trustee and the Issuer.

                  (h) RIGHTS AND POWERS OF THE TRUSTEE. The rights and powers granted by the Securities Intermediary to the Trustee have been granted in order to perfect its lien and security interests in the Debt Service Reserve Account, are powers coupled with an interest and will be affected by neither the bankruptcy of the Issuer nor the lapse of time.

                  (i) CHOICE OF LAW. Each Series Supplemental Indenture and the Debt Service Reserve Account (including all security entitlements relating thereto) shall be governed by the law of the State of New York. For purposes of the UCC, the "securities intermediary's jurisdiction" of the Securities Intermediary with respect to the Debt Service Reserve Account is the State of New York.

                  SECTION 4.3. SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due of the Bonds, the Issuer hereby pledges, assigns, hypothecates and transfers to the Trustee for the benefit of the Trustee and the Holders, and hereby grants to the Trustee for the benefit of the Trustee and the Holders, a lien on and security interest in and to (i) the Debt Service Reserve Account and (ii) all property credited thereto, including, but not limited to, cash, investments, securities and security entitlements at any time on deposit in or credited to the Debt Service Reserve Account, including all income or gain earned thereon and all security entitlements with respect to any of the foregoing. The Debt Service Reserve Account shall at all times be in the exclusive possession of and under the exclusive domain and control of, the Trustee.

                  SECTION 4.4. INVESTMENT OF FUNDS. Monies held in the Debt Service Reserve Account created pursuant to this First Supplemental Indenture shall be invested and reinvested in Permitted Investments at the written direction of an Authorized Representative of the Issuer to the Trustee; PROVIDED, HOWEVER, that the Trustee shall not cause investment of such monies at any time when the maturity of any of the Bonds has been accelerated and PROVIDED, FURTHER, that at any time after the occurrence and during the continuance of an Event of Default, the Trustee may, but is not obligated to, (and, if instructed in writing by the Majority Holders of all Bonds of all series as to which the Event of Default applies, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments (in an amount necessary to cure such Event of Default) and apply or cause to be applied the proceeds thereof to the payment of the principal of and interest on the Bonds in the manner specified in Section 5.09 of the Security Agreement. Such investments shall mature in such amounts and have maturity dates or be subject to redemption at the option of the holder thereof on or prior to maturity as needed for the purposes of such funds. Any profit realized from investments of the Debt Service Reserve Account shall be deposited in the Debt Service Reserve Account and any loss shall be charged to the Debt Service Reserve Account. In no event shall the Trustee or the Securities Intermediary be liable for the selection of Permitted Investments or for investment losses


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
incurred thereon. Neither the Trustee nor the Securities Intermediary shall have liability in respect of losses incurred as a result of the liquidation of any Permitted Investment prior to its stated maturity or the failure of the Issuer to provide timely written investment direction, except to the extent such losses were due to the gross negligence or bad faith on the part of the Trustee or the Securities Intermediary. Neither the Trustee nor the Securities Intermediary shall have any obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction.


                                    ARTICLE V

                             COVENANTS OF THE ISSUER

                  The Issuer hereby covenants and agrees that so long as any Initial Bonds or Exchange Bonds remain Outstanding:

                  SECTION 5.1. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Trustee shall furnish to each of the Rating Agencies all of the information furnished to it by the Issuer under Section 5.2 of the Original Indenture upon receipt of such information.

                  SECTION 5.2. INDEBTEDNESS. The Issuer will not create, incur or assume any Indebtedness or secured Hedging Agreement other than (i) the Initial Bonds, (ii) the Exchange Bonds, (iii) unsecured Indebtedness incurred in the ordinary course of business, (iv) purchase money Indebtedness not exceeding the cost of the property involved, (v) renewals, replacements or refinancings (but not increases in the principal amount) of any previously existing Indebtedness at the time and (vi) secured Hedging Agreements secured solely by cash or securities not included in the Collateral unless at the time such additional Indebtedness is incurred or such secured Hedging Agreement is entered into, each of the Rating Agencies has confirmed its then current rating on the Bonds.

                  SECTION 5.3. PROHIBITION ON SALE OF ASSETS. The Issuer will not sell or otherwise dispose of Northfield Mountain Facility or any material portion thereof which would not be permitted by Section 5.9 of the Original Indenture unless each of the Rating Agencies has confirmed its then current ratings on the Initial Bonds or the Exchange Bonds, as the case may be.

                  SECTION 5.4. RESTRICTED PAYMENTS. (a) The Issuer will not make, or agree to pay or make, directly or indirectly, any Restricted Payment, unless, at the time of and after giving effect to such Restricted Payment (i) no Default or Event of Default would occur or be continuing; (ii) with respect to the most recently completed fiscal quarter, the Debt Service Reserve Account shall have been funded to the extent required in accordance with Section 4.1;
(iii) (x) if the Contracted Generating Capacity is at least 75%, the Debt Service Coverage Ratio for the period consisting of the preceding four fiscal quarters (or, if shorter, for the period from the Closing Date until the time of such Restricted Payment) and the Projected Debt Service Coverage Ratio for the period consisting of the next succeeding eight fiscal quarters is equal to


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
or greater than 1.35 to 1.0 or (y) if the Contracted Generating Capacity is less than 75%, the Debt Service Coverage Ratio for the period consisting of the preceding four fiscal quarters (or, if shorter, for the period from the Closing Date until the time of such Restricted Payment) and the Projected Debt Service Coverage Ratio for the period consisting of the next succeeding eight fiscal quarters is equal to or greater than 1.70 to 1.0; and (iv) the Issuer certifies that no Material Adverse Effect with respect to the Issuer will occur as a result of such Restricted Payment, PROVIDED, HOWEVER, that the foregoing restrictions shall not apply to the use of the proceeds of the Initial Bonds.

                  (b) Unless not permitted by Law, payment of the principal of (and Premium, if any) and interest on each of the Initial Bonds and the Exchange Bonds shall be made prior to any payment under the Tax Allocation Agreement or any similar agreement with respect to the allocation or sharing of taxes among the members of the Issuer's consolidated group for tax purposes.

                  SECTION 5.5. INVESTMENTS. The Issuer will not make or permit to remain outstanding any Investments except:

                  (a) Investments outstanding on the date hereof and identified on Schedule 3 hereto;

                  (b) operating deposit accounts with banks;

                  (c) cash or Permitted Investments;

                  (d) Investments in another Person, if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to the Issuer;

                  (e) Investments representing capital stock or obligations issued to the Issuer in settlement of claims against any other Person by reason of a composition or readjustment of debt or a reorganization of any debtor of the Issuer;

                  (f) Investments acquired by the Issuer in connection with any asset sale permitted under Section 5.9 or 5.11(a) of the Original Indenture or Section 5.3 of this First Supplemental Indenture;

                  (g) any Investment to the extent that the sole consideration therefor is capital stock (other than redeemable capital stock) of the Issuer;

                  (h) Investments consisting of security deposits with utilities and other Persons made in the ordinary course of business;

                  (i) Hedging Agreements entered into in the ordinary course of business and not for speculative purposes;


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  (j) amounts constituting Restricted Payments which the Issuer would be permitted to make under Section 5.4 of this First Supplemental Indenture;

                  (k) Investments in Subsidiaries of the Issuer and any other Person that, simultaneously with the making of such Investment, becomes a Subsidiary of the Issuer; and

                  (l) additional Investments not exceeding in the aggregate at any one time outstanding $10,000,000 plus the amount of any paid-in-capital received for the purpose of making such Investments.

For purposes of this Section, the aggregate amount of an Investment at any time shall be deemed to be equal to (A) the aggregate amount of cash, together with the aggregate fair market value of property, including any securities, loaned, advanced, contributed, transferred or otherwise invested that gives rise to such Investment MINUS (B) the aggregate amount of dividends, distributions or other payments received in cash in respect of such Investment; the amount of an Investment shall not in any event be reduced by reason of any write-off of such Investment nor increased by any increase in the amount of earnings retained in the Person in which such Investment is made that have not been dividended, distributed or otherwise paid out.


                                   ARTICLE VI

                        REPURCHASE UPON CHANGE OF CONTROL

                  SECTION 6.1. CHANGE OF CONTROL.

                  (a) Upon the occurrence of a Change of Control, each Holder shall have the right to require the Issuer to repurchase all or any part of such Holder's Bonds of any series created hereby at a purchase price in cash equal to 101% of the then Outstanding principal amount of such Bonds, PLUS accrued and unpaid interest to but excluding the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date in accordance with the terms of this First Supplemental Indenture); PROVIDED, HOWEVER, that notwithstanding the occurrence of a Change of Control, the Issuer shall not be obligated to purchase any Bond pursuant to this Section 6.1 to the extent that the Issuer has exercised its rights to redeem such Bond as described in Section 6.1 of the Original Indenture.

                  (b) Within 30 days following any Change of Control, the Issuer shall mail a notice to each Holder of Bonds of any series created hereby with a copy thereof to the Trustee stating, among other things: (1) that a Change of Control has occurred and that such Holder has the right to require the Issuer to purchase all or any portion of such Holder's Bonds of any series created hereby at a purchase price in cash equal to 101% of the principal amount of such Bond, PLUS accrued and unpaid interest to but excluding the date of purchase (subject to the right of Holders of record on a Regular Record Date to receive interest due on the relevant Scheduled Payment Date in accordance with the terms of this First Supplemental Indenture); (2) the


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
circumstances and relevant facts regarding such Change of Control (including if such Change of Control results from any event subject to Section 5.11 of the Original Indenture, information with respect to pro forma historical income, cash flow and capitalization, each after giving effect to such Change of Control); (3) the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and (4) the instructions determined by the Issuer, consistent with this Section 6.1, that a Holder must follow in order to have its Bonds or any portion thereof purchased.

                  (c) The Issuer shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Bonds pursuant to this
Section 6.1. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 6.1, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations described above by virtue thereof.


                                   ARTICLE VII

                                  MISCELLANEOUS

                  SECTION 7.1. EXECUTION OF SUPPLEMENTAL INDENTURE. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

                  SECTION 7.2. CONCERNING THE TRUSTEE. The recitals contained herein and in the Bonds of each series created hereby, except with respect to the Trustee's certificates of authentication, shall be taken as the statements of the Issuer and the Trustee assumes no responsibility for the correctness of same. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Bonds of each series created hereby.

                  SECTION 7.3. COUNTERPARTS. This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one of the same instrument.

                  SECTION 7.4. GOVERNING LAW. THIS FIRST SUPPLEMENTAL INDENTURE AND EACH BOND OF A SERIES CREATED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            NORTHEAST GENERATION COMPANY


                                            By: /s/ Bruce D. Kenyon
                                               ---------------------------------
                                               Name: Bruce D. Kenyon
                                               Title: President



                                            THE BANK OF NEW YORK,
                                               as Trustee

                                            By: /s/ Geovanni Barris
                                               ---------------------------------
                                               Name: Geovanni Barris
                                               Title: Vice President



                                            THE BANK OF NEW YORK,
                                               as Securities Intermediary

                                            By: /s/ Geovanni Barris
                                               ---------------------------------
                                               Name: Geovanni Barris
                                               Title: Vice President


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                                       EXHIBIT A

                         [FORM OF ACCEPTABLE GUARANTEE]

                  This GUARANTEE AGREEMENT (this "GUARANTEE"), dated as of ___________ between [Northeast Utilities/Affiliate of Northeast Utilities/Acceptable Bank], a corporation duly organized and validly existing under the laws of _____________ (the "GUARANTOR") and The Bank of New York, as Trustee (the "TRUSTEE") on behalf of the Secured Parties (as defined in the Security Agreement).


                                    RECITALS

                  1. Northeast Generation Company (the "ISSUER") has entered into the Indenture dated as of October 18, 2001 with the Trustee (the "Indenture") and the First Supplemental Indenture dated as of October 18, 2001 with the Trustee (the "FIRST SUPPLEMENTAL INDENTURE").

                  2. In order to fund the Debt Service Reserve Account, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Guarantor has agreed to guarantee the payment of the Guaranteed Obligation (as defined below).

                  Accordingly, the Guarantor agrees with the Trustee as follows:


                                    ARTICLE 1
                                   DEFINITIONS

                  Unless otherwise defined, all capitalized terms used in this Guarantee shall have the meanings given in the Indenture. The rules of interpretation set forth in Article 1 of the Indenture shall apply to this Guarantee.


                                    ARTICLE 2
                                    GUARANTEE

                  2.01 THE GUARANTEE. The Guarantor absolutely, unconditionally and irrevocably guarantees to the Trustee for itself and on behalf of the Holders of the Bonds and their respective successors and assigns the prompt payment of up to US$ _________(as such amount may be reduced or increased from time to time, the "GUARANTEED OBLIGATION") upon receipt of a written request from the Issuer therefor.

                  The Guarantor further agrees that it will promptly pay the amount specified in such written notice, but in no event more than the Guaranteed Obligation, on the date of receipt of such written notice. The delivery of such notice by the Issuer to the Guarantor shall in accordance with
Article 4 of the First Supplemental Indenture constitute sufficient demand on the Guarantor to make the payment specified in such notice.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  2.02 OBLIGATIONS UNCONDITIONAL. The obligations of the Guarantor under Section 2.01 are absolute, unconditional and irrevocable, irrespective of any actual or asserted lack of value, genuineness, validity, regularity or enforceability of the obligations of the Issuer under the Indenture, any other Transaction Document or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for the Guaranteed Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Article 2 that the obligations of the Guarantor under this Guarantee shall be absolute and unconditional, under any and all circumstances.

                  Subject to Section 2.01 and Section 4 of the First Supplemental Indenture, the Guarantor expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Trustee or any Holder exhaust any right, power or remedy or proceed against the Issuer under the Indenture or any other Transaction Document or any other agreement or instrument referred to therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligation.

                  2.03 INSTRUMENT FOR THE PAYMENT OF MONEY. The Guarantor acknowledges that this guarantee constitutes an instrument for the payment of money only, and consents and agrees that the Trustee or any Holder, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR
Section 3213.

                  2.04 REDUCTION OF GUARANTEED OBLIGATION. (a) The Guaranteed Obligations shall be reduced in accordance with clause 4.1(d)(i) of the First Supplemental Indenture and the Trustee shall promptly provide to the Guarantor notice of such reduction. Contemporaneous with the giving of such notice, the Trustee shall annotate this Guarantee to reflect the Guaranteed Obligation as so reduced.

                  (b) The Guaranteed Obligation shall be reduced and/or released upon receipt by the Trustee of a written request from the Issuer for such reduction or release so long as the Debt Service Reserve Requirement is otherwise met by the deposit into the Debt Service Reserve Account of cash, Permitted Investments, a Debt Service Reserve Letter of Credit, another Debt Service Reserve Guarantee or any combination thereof.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

                  The Guarantor represents and warrants that:

                  3.01 POWER AND AUTHORITY. The Guarantor has the power and authority to (i) execute and deliver this Guarantee and perform its obligations hereunder, (ii) to conduct its business as currently conducted and (iii) to own its property.

                  3.02 VALID EXISTENCE. The Guarantor is duly organized and is validly existing under and pursuant to the laws of the jurisdiction of its organization and is qualified to do business and is in good standing in all jurisdictions necessary for it to conduct its business and own its property except where the failure to so qualify or be in good standing could not reasonably be expected to have a Material Adverse Effect.

                  3.03 DUE AUTHORIZATION. The execution, delivery and performance by the Guarantor of this Guarantee have been duly authorized by all necessary corporate action, and do not and shall not require any further consents or approvals which have not been obtained, or violate any provision of any Law or breach any agreement presently in effect with respect to or binding on the Guarantor or its properties except where such violations or breach could not reasonably be expected to have a Material Adverse Effect.

                  3.04 BINDING OBLIGATION. This Guarantee is a legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally (and to the possible judicial application of foreign laws or governmental action affecting the rights of creditors generally) and except as such enforceability is subject to the application of general principles of equity (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law), including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing.


                                    ARTICLE 4

                                  MISCELLANEOUS

                  4.01 NOTICES. All notices required or permitted under the terms and provisions of this Guarantee shall be in writing (including by telex or fax) in the English language delivered to the intended recipient. Any such notice shall be effective when received if given in accordance with the provisions of Section 1.4 of the Indenture to the address set out beneath such party's signature to this Guarantee.

                  4.02 SEVERABILITY. If any provision hereof is invalid, illegal or unenforceable in any jurisdiction, then to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Trustee and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
may be possible and (ii) the invalidity, illegality or unenforceability of any provision hereof in any jurisdiction shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

                  4.03 BENEFIT OF GUARANTEE. This Guarantee shall be binding upon and inure to the benefit of the Guarantor and the Trustee and their respective successors, transferees and assigns.

                  4.04 LANGUAGE. The language of this Guarantee is the English language and no translation made or to be made hereof shall have any legal validity.

                  4.05 GOVERNING LAW. This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York, without regard to principles of conflicts of law thereof to the extent the application of such principles could cause the application of the laws of any other jurisdiction.

                  4.06 FURTHER ASSURANCES. The Guarantor shall execute and deliver all such instruments and take all such actions as may be reasonably necessary to effectuate fully the purposes of this Guarantee.

                  4.07 TERM. Subject to Section 2.04, this Guarantee shall terminate upon the earlier to occur of indefeasible payment in full of the Guaranteed Obligation and reduction of the Guaranteed Obligation to zero.

                  4.08 AMENDMENTS. Except as otherwise expressly provided in this Guarantee, any provision of this Guarantee may be amended or modified only by an instrument in writing signed by the parties hereto.

                  4.09 SUBMISSION TO JURISDICTION AND VENUE. Any legal action or proceeding against the Guarantor with respect to this Guarantee may be brought and enforced in the U.S. state or federal courts located in the Borough of Manhattan, The City of New York, New York, and, by execution and delivery of this Guarantee, the Guarantor irrevocably accepts for itself and in respect of its property, generally, irrevocably and unconditionally, the jurisdiction of the aforesaid courts. A judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon the Guarantor and may be enforced in any other jurisdiction by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment.

                  4.10 LIMITATION OF LIABILITY. No shareholder or trustee of Northeast Utilities shall be held to any liability whatever for the payment of any sum of money or for damages or otherwise under this Guarantee, and this Guarantee shall not be enforceable against any such trustee in their or his or her individual capacities or capacity and this Guarantee shall be enforceable against the trustees of Northeast Utilities only as such, and every person, firm, association, trust or corporation having any claim or demand arising under this Guarantee and relating to Northeast Utilities, its shareholders or trustees shall look solely to the trust estate of Northeast Utilities for the payment or satisfaction thereof.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  IN WITNESS WHEREOF, each party has caused this Guarantee to be duly executed and delivered by its officer thereto duly authorized as of the date first above written.

[Northeast Utilities/Affiliate of Northeast Utilities/Acceptable Bank] as Guarantor


By:      ....................................
Title:   ....................................



Address:    ____________________
            ____________________
            ____________________

Attention:  ____________________
Telephone:  ____________________
Telecopy:   ____________________



[                                         ],
not in its individual capacity, but solely as Trustee

By:      ....................................
Title:   ....................................



Address: [                                                       ]

Attention:        [                                              ]
Telephone:        [                        ]
Telecopy:         [                        ]


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                                       EXHIBIT B

                            SUBORDINATION PROVISIONS

                  Section 1. [Northeast Generation Company, a Delaware corporation] (the "COMPANY"), hereby covenants and agrees, and [NAME OF SUBORDINATED LENDER] (the "SUBORDINATED LENDER"), likewise agrees, that, to the extent and in the manner set forth in this Agreement, [DESCRIBE SUBORDINATED INDEBTEDNESS] (the "SUBORDINATED INDEBTEDNESS"), and the payment from whatever source of the principal of, and interest and premium (if any) on, the Subordinated Indebtedness, are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness (as hereinafter defined). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto, whether directly or by reference to another agreement or document, in the Indenture dated as of October 18, 2001 between the Company and Bank of New York, as trustee (in such capacity, together with its successors and assigns, the "TRUSTEE") for the Holders, as amended by the First Supplemental Indenture dated as of October 18, 2001 (the "FIRST SUPPLEMENTAL INDENTURE") between the Company and the Trustee (the "INDENTURE").

                  For purposes hereof, "SENIOR INDEBTEDNESS" shall mean all indebtedness, liabilities and other obligations of the Company (including, but not limited to, all such obligations in respect of principal, premiums, interest, fees, reimbursement obligations, penalties, indemnities, legal expenses, costs and other expenses, whether due after acceleration or otherwise) to the Secured Parties (as defined in the Security Agreement) (of whatsoever nature and howsoever evidenced) under or pursuant to the Collateral Documents and the other Financing Documents, in each case, direct or indirect, primary or secondary, fixed or contingent, now or hereafter arising out of or relating to any such agreement or document. The term "Senior Indebtedness" shall include any interest accruing after the date of any filing by the Company of any petition in bankruptcy or the commencing of any bankruptcy, insolvency or similar proceedings with respect to the Company, whether or not such interest is allowable as a claim in any such proceeding.

                  Section 2. The Subordinated Lender further agrees that: (a)
(i) Unless and until the Senior Indebtedness shall have been paid or otherwise satisfied in full, the Subordinated Lender shall not ask, demand, sue for, take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner (including, without limitation, from or by way of the Collateral or any guaranty of payment or performance), payment of all or any of the Subordinated Indebtedness, except as permitted under the Indenture and the Subordinated Indebtedness shall be paid solely from cash that may be applied to Restricted Payments under Section 5.4 of the First Supplemental Indenture. For the purposes of these provisions, the Senior Indebtedness shall not be deemed to have been paid or satisfied in full until the Senior Indebtedness shall have been indefeasibly so paid in cash to the Secured Parties (after the passage of any relevant preference periods).

               (ii) Upon any distribution of all or any of the assets of the Company to creditors of the Company upon the dissolution, winding up, liquidation, arrangement, reorganization or composition of the Company, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise, any payment or distribution of any kind (whether in cash,


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
         property or securities) which otherwise could be payable or deliverable upon or with respect to the Subordinated Indebtedness but for the provisions of this Agreement, including, without limitation, any such payment or distribution that may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Subordinated Indebtedness shall be paid or delivered directly to the Trustee for application (in the case of cash) to or as Collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Indebtedness until the Senior Indebtedness has been paid or otherwise satisfied in full in cash.

              (iii) Each of the Secured Parties may demand specific performance of these terms of subordination, whether or not the Company shall have complied with any of the provisions hereof applicable to them at any time when the Subordinated Lender shall have failed to comply with any of such provisions applicable to it. The Subordinated Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

               (iv) So long as any of the Senior Indebtedness shall remain unpaid or otherwise unsatisfied, the Subordinated Lender shall not commence or join with any creditor other than the Trustee in commencing any proceeding referred to in subsection (ii) above for the payment of any amounts which otherwise could be payable or deliverable upon or with respect to the Subordinated Indebtedness.

                (v) In the event that, notwithstanding the foregoing provisions of this Section 2, the Subordinated Lender shall have received, before all Senior Indebtedness is paid in full in cash or payment thereof is otherwise provided for, any such payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution arising out of the exercise by the Subordinated Lender of a right of set-off or counterclaim and any such payment or distribution received by reason of any other indebtedness of the Company being subordinated to the Subordinated Indebtedness, then, and in such event, such payment or distribution shall be held in trust for the benefit of the Secured Parties, and shall be immediately paid over to the Trustee, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the Secured Parties.

                  The foregoing provisions regarding subordination are for the benefit of the Secured Parties and shall be enforceable by them directly against the Subordinated Lender, and no Secured Party shall be prejudiced in its right to enforce subordination of any of the Subordinated Indebtedness by any act or failure to act by the Company or anyone in custody of its assets or property. Notwithstanding anything to the contrary contained in the foregoing provisions, the Subordinated Lender may receive and retain payments in respect of the Subordinated Indebtedness from the Company to the extent that such payments are permitted by the Indenture.

                  (b) So long as any Senior Indebtedness remains outstanding, the following provisions shall apply:


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                (i) If an Event of Default shall have occurred and be continuing, the Trustee, on behalf of the Secured Parties, shall be permitted to take any and all actions to exercise any and all rights, remedies and options which it may have under the Security Documents.

               (ii) The Subordinated Lender shall not, without the prior written consent of the Secured Parties, (A) exercise any rights or enforce any remedies or assert any claim with respect to the Collateral, (B) seek to foreclose any Lien or sell the Collateral, or (C) take any action, directly or indirectly, or institute any proceedings, directly or indirectly, with respect to any of the foregoing.

              (iii) The Subordinated Lender hereby waives: (A) notice of the existence, creation or non-payment of all or any of the Senior Indebtedness and (B) to the fullest extent permitted by law, any right it may have to require the Trustee to marshal assets.

                  (c) The Secured Parties may, at any time and from time to time, without any consent of or notice to the Subordinated Lender and without impairing or releasing the obligations of the Subordinated Lender: (A) amend, modify, extend, renew, waive or consent to in any manner, any provision of any agreement under which any of the Senior Indebtedness is outstanding in accordance with the terms thereof; (B) sell, exchange, release, not perfect and otherwise deal with any property at any time pledged, assigned or mortgaged to secure the Senior Indebtedness in accordance with the Security Documents; (C) release anyone liable in any manner under or in respect of the Senior Indebtedness; (D) exercise or refrain from exercising any rights against the Company and others; and (E) apply any sums from time to time received to payment or satisfaction of the Senior Indebtedness.

                  Section 3. SUBROGATION. After the payment in full of all amounts due in respect of the Senior Indebtedness, the holder or holders of the Subordinated Indebtedness shall be subrogated to the rights of the holders of the Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of, premium, if any, interest on and all other amounts due or to become due with respect to the Subordinated Indebtedness shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holder or holders of the Subordinated Indebtedness could be entitled but for the provisions hereof, and no payment pursuant to these provisions to the holders of the Senior Indebtedness by any holder of the Subordinated Indebtedness shall, as among the Company, its creditors other than holders of the Senior Indebtedness and the holder or holders of the Subordinated Indebtedness, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. No payment or distributions to the holders of the Senior Indebtedness which such holder or holders of the Subordinated Indebtedness shall be entitled to receive pursuant to such subrogation shall, as among the Company, its creditors other than holders of the Senior Indebtedness and the holder or holders of the Subordinated Indebtedness be deemed to be a payment by the Company or on account of the Subordinated Indebtedness.

                  Nothing contained in this instrument is intended to or shall impair as among the Company, its creditors other than the holders of the Senior Indebtedness, and the holders of the


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

Subordinated Indebtedness, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the holders of the Subordinated Indebtedness and creditors of the Company other than the holders of the Senior Indebtedness.

                  Section 4. The Subordinated Lender agrees not to take any action in respect of or to enforce any right of subrogation arising as a result of the Subordinated Lender paying over amounts to the holders of the Senior Indebtedness as provided herein, prior to payment in full in cash of the Senior Indebtedness.

                  Section 5. The Subordinated Lender agrees that, if it shall fail to file claims or proofs of claim with respect to the Subordinated Indebtedness at least 30 days prior to the expiration of the period in which such claims or proofs of claim shall be required to be filed, the holders of the Senior Indebtedness are authorized to file such claims or proofs of claim on behalf of the Subordinated Lender as its attorney-in-fact.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                                       EXHIBIT C

                        [Form of Transferor Certificate]

                   CERTIFICATE TO NORTHEAST GENERATION COMPANY
                                   AND TRUSTEE

                          __% SERIES [ ] BONDS DUE [ ]

                  This is to certify that as of the date hereof with respect to U.S. $ ______________________ principal amount of the above-captioned securities presented or surrendered on the date hereof (the "SURRENDERED BONDS") for registration of transfer or for exchange where the securities issuable upon such exchange are to be registered in a name other than that of the undersigned Holder (each such transaction being a "TRANSFER"), the undersigned Holder (as defined in the Indenture) of the Surrendered Bonds represents and certifies for the benefit of Northeast Generation Company and The Bank of New York, as Trustee, that the transfer of Surrendered Bonds associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Bonds for the reason checked below:

/_/ The Surrendered Bonds are being transferred to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act; or

/_/ The Surrendered Bonds are being transferred to an institution that is an "accredited investor" meeting the requirements of Rule 501(a)(1),
         (2), (3) or (7) under the Securities Act that is acquiring the Surrendered Bonds for investment purposes and not for distribution;1 or

/_/ The transfer of the Surrendered Bonds complies with Rule 144 under the Securities Act;2 or

/_/ The transfer of the Surrendered Bonds complies with another applicable exemption from the registration requirements of the Securities Act.2

Capitalized terms used herein, but not defined herein, shall have the meaning assigned to such terms in the Indenture dated as of October 18, 2001 between the Company and The Bank of New York, as trustee (in such capacity, together with its successors and assigns, the "TRUSTEE") for the Holders, as amended by the First Supplemental Indenture dated as of October 18, 2001 (the "FIRST SUPPLEMENTAL INDENTURE") between the Company and the Trustee (the "INDENTURE").

                                                   -----------------------------
                                                   [Name of Holder]

Dated:  __________, ____
[TO BE DATED THE DATE OF PRESENTATION OR SURRENDER]


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

1. These transfers require that the transferee deliver a letter substantially in the form of Exhibit B to the First Supplemental Indenture dated as of October 18, 2001 and may also require an opinion of counsel.

2.       These transfers may require an opinion of counsel.












                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                                       EXHIBIT D

                        [Form of Institutional Accredited
                     Investor Transferee Compliance Letter]


Northeast Generation Company
107 Selden Street
Berlin, CT 06037

Attention:  [_________]

The Bank of New York
101 Barclay Street, Floor 21W
New York, New York  10286
Attention: Corporate Trust Administration

Dear Ladies and Gentlemen:

                  In connection with our proposed purchase of $__________ aggregate principal amount of ____ % Series ____ Senior Secured Bonds Due _______ (the "BONDS") of Northeast Generation Company, a Connecticut corporation (the "ISSUER"), we confirm that

                  1. We understand that the Bonds have not been registered under the Securities Act of 1933 (the "SECURITIES ACT") and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, to offer, sell, pledge or otherwise transfer such Bonds prior to the date which is two years after the later of the original issue date of the Bonds and the last date on which the Issuer or any affiliate of the Issuer was the owner of the Bond (or any predecessor of such Bond), only (i) to the Issuer, (ii) so long as such Bonds are eligible for resale pursuant to Rule 144A under the Securities Act ("RULE 144A"), to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A) (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the Transferor Certificate, a form of which is attached as Exhibit C to the First Supplemental Indenture relating to the Bonds, dated as of October 18, 2001), (iii) to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (as indicated by the box checked by the transferor on the Transferor Certificate, a form of which is attached as Exhibit C to the First Supplemental Indenture relating to the Bonds, dated as of October 18, 2001) that is acquiring the Bonds in a minimum amount of $250,000 for investment purposes and not for distribution and an Institutional Accredited Investor Transferee Compliance Letter in the form hereof is delivered to the Issuer and to the Trustee under the Indenture relating to the Bonds by such accredited investor, (iv) pursuant to any other available exemption from registration under the Securities Act, or (v) pursuant to an effective registration statement under the


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

         Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, and we will notify any purchaser of the Bonds from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Bonds by us that the Issuer and the Trustee may request, and if so requested we will furnish, such opinions of counsel, certificates and/or other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.

                  2. We are an institutional investor and are an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Bonds, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  3. We understand that the Bonds will be issued solely in physical certificated form (and not in the form of interests in securities deposited with The Depository Trust Company) and the minimum principal amount of Bonds that may be purchased by an institutional accredited investor is $250,000.

                  4. We are acquiring the Bonds purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

                  5. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                      Very truly yours,


                                                      --------------------------
                                                      (Name of Purchaser)
                                                       By:
                                                          ----------------------

Date:
     --------------------


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                                       EXHIBIT E

                   [Form of Regulation S Transfer Certificate]


                                                                          [date]



Northeast Generation Company
107 Selden Street
Berlin, CT 06037
Attention: [_________]

The Bank of New York
101 Barclay Street, Floor 21W
New York, New York  10286
Attention: Corporate Trust Administration

Dear Ladies and Gentlemen:

                  In connection with our proposed purchase of $__________ aggregate principal amount of ____ % Series ____ Senior Secured Bonds Due _______ (the "BONDS") of Northeast Generation Company, a Connecticut corporation (the "ISSUER"), we confirm that:

         (a)      the offer of the Bonds was not made to a person in the United
                  States;

         (b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

         (c) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

         (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  In addition, if the sale is made during a Distribution Compliance Period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  The Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,


[Name of Transferor]



By:
   -------------------------------              --------------------------------
     Authorized Signature                       Signature Medallion Guaranteed




                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                           Schedule 1-A to First
                                                       Supplemental Indenture to
                                          Northeast Generation Company Indenture

                           [Form of face of definitive
                 4.998% Series A Senior Secured Bonds Due 2005]

                          NORTHEAST GENERATION COMPANY
                  4.998% SERIES A SENIOR SECURED BOND DUE 2005


                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION

SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

















                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

No.                                                                 CUSIP NUMBER
                                                                       [    ]


PRINCIPAL AMOUNT        FINAL SCHEDULED PAYMENT DATE         ISSUE DATE
----------------        ----------------------------         ----------

$[___________]                October 15, 2005               October 18, 2001

         REGISTERED HOLDER:         [_______________]

         PRINCIPAL AMOUNT:          [_______________] Dollars

         INTEREST RATE:             4.998%

                  NORTHEAST GENERATION COMPANY, a Connecticut corporation (hereinafter called the "ISSUER", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to [____________], or its registered assigns, the outstanding Principal Amount hereof, such payment to be made in semiannual installments on April 15 and October 15 of each year (commencing April 15, 2002) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (PROVIDED that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above (subject to the fourteenth paragraph set forth on the reverse of this Bond, which refers to a Registration Default) from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on April 15 and October 15 in each year (commencing April 15, 2002), until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable, and punctually paid or duly provided for, at any Scheduled Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be March 31 or September 30, as the case may be (whether or not a Business Day), next preceding such Scheduled Payment Date. Any such principal and interest that is payable, but is not so punctually paid or duly provided for at any Scheduled Payment Date, shall forthwith cease to be payable to the Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such defaulted principal and interest (together with any other amounts payable with respect to such principal and interest), to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------
as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal of and interest on this Bond shall be made (i) if the Issuer so elects, by check mailed to the Holder at his or her registered address or (ii) otherwise, at the Place of Payment; PROVIDED, that the final installment of principal payable with respect to this Bond shall be made as provided in Section 6.5 of the Original Indenture (in the event this Bond is redeemed) or shall be made upon presentation and surrender of this Bond at the Place of Payment. All payments in respect of this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

                  Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and if such payment is timely made, no interest shall accrue for the period from and after the day on which such payment was due. Interest payments for this Bond will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

                                                    NORTHEAST GENERATION COMPANY


                                                    By
                                                      --------------------------
                                                      Name:
                                                      Title:

















                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                          CERTIFICATE OF AUTHENTICATION

                  This Bond is one of the Bonds referred to in the within-mentioned Indenture.


THE BANK OF NEW YORK,
   as Trustee

By:
   ----------------------------------
   Authorized Signatory















                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                         [Form of reverse of definitive
                 4.998% Series A Senior Secured Bonds Due 2005]

                          NORTHEAST GENERATION COMPANY
                  4.998% SERIES A SENIOR SECURED BOND DUE 2005

                  This bond is one of an authorized issue of Bonds of the Issuer known as its 4.998% Series A Senior Secured Bonds Due 2005 (the "BONDS"). The Bonds are issued under the Indenture dated as of October 18, 2001 (the "ORIGINAL INDENTURE") among the Issuer and The Bank of New York, a New York banking corporation, as trustee (in such capacity, together with its successors in such capacity, the "TRUSTEE"), as supplemented by the First Supplemental Indenture dated as of October 18, 2001 (the "FIRST SUPPLEMENTAL INDENTURE") among the Issuer and the Trustee (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the "INDENTURE"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Indenture.

                  All Bonds of any series issued and Outstanding under the Indenture rank on a parity with each other Bond of the same series and with all Bonds of each other series. Reference is hereby made to the Indenture for a description of the nature and extent of the Bonds and the respective rights, limitations of rights, duties and immunities thereunder of the Holders and of the Trustee and the Issuer in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

                  The principal of and interest on this Bond are secured by assets subject to the Lien of the Collateral Documents, and all payments of principal and interest shall be made in accordance with the terms of the Indenture. Each Holder, by acceptance of this Bond, hereby acknowledges and agrees that (a) subject to the terms of Section 8.2 of the Original Indenture, it will look solely to the revenues of the Issuer, the Collateral and the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided or provided in the Collateral Documents, (b) neither the Shareholder, nor any of its past, present or future officers, partners, directors or shareholders or other Related Persons, nor the Trustee shall be personally or otherwise liable to any Holder, nor shall the Shareholder, nor any of its past, present or future officers, partners, directors or shareholders or other Related Persons, be personally or otherwise liable to the Trustee for any amounts payable under any Bond or for any liability under the Indenture or any other Transaction Document, except as provided in the Original Indenture and (c) recourse for any such amounts payable shall be otherwise limited in accordance with Section 2.14 and Section 16.1 of the Original Indenture.

                  The obligations of the Issuer to pay the principal of and interest on the Bonds when due as herein prescribed are absolute and unconditional and no provision of this Bond or the Indenture shall alter or impair such obligations.

                  The Bonds are subject to and have the benefits of the Collateral Documents pursuant to which the rights of the parties in respect of the Collateral will be exercised by the Trustee in accordance with the Collateral Documents.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holder under the Indenture at any time by the Issuer with the consent of the Holders of more than 50% in aggregate principal amount of the Bonds of all series then Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds of all series then Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and the Holder of every Bond issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Bond.

                  This Bond is one of the series designated on the face hereof, limited to $120,000,000 in aggregate principal amount as provided in the First Supplemental Indenture.

                  This Bond and all Bonds issued or to be issued in a series created under the First Supplemental Indenture are redeemable in whole or in part at the option of the Issuer in accordance with Section 6.1 of the Original Indenture, on not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount thereof plus unpaid and accrued interest plus the Make-Whole Premium.

                  The Bonds are, under certain conditions, subject to mandatory redemption in whole or in part as set forth in Section 6.2 of the Original Indenture. Notice of any redemption of Bonds will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.

                  Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.

                  The Indenture contains provisions for, upon compliance by the Issuer with certain conditions set forth in the Indenture, the defeasance of (a) the entire indebtedness of this Bond and (b) certain restrictive covenants and agreements.

                  The unpaid portion of the Principal Amount, together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and continuation of any Event of Default, but only as provided in the Indenture.

                  The Issuer has entered into a Registration Rights Agreement dated October 12, 2001 (the "REGISTRATION RIGHTS AGREEMENT") with the Initial Purchasers described therein. Pursuant to such Registration Rights Agreement, the Issuer has agreed to file with the SEC a registration statement under the Securities Act ("REGISTRATION STATEMENT") for an offer to exchange the Bonds for a like aggregate principal amount of Bonds issued pursuant to the Indenture that are in all material respects identical to the Bonds except that such Exchange Bonds shall be issued pursuant to an effective Registration Statement.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  From and after the date on which a Registration Default (as defined in the Registration Rights Agreement) occurs, the interest rate payable on this Bond shall increase (in addition to the interest rate set forth above) and additional interest reflecting such increase shall accrue with respect to this Bond, until but not including the date on which such Registration Default shall cease to exist (and provided no other Registration Default with respect to this Bond shall then be continuing), at the rate of one half of one percent (0.50%) per annum, which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the Indenture, as though the interest rate set forth above had been increased by one half of one percent (0.50%) per annum.

                  The Bonds are issuable only as registered Bonds without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in, and subject to the provisions of, the Indenture, Bonds are exchangeable at the option of the Holder thereof for other Bonds of the same series, of authorized denomination and of like tenor, maturity, interest rate and aggregate principal amount, to be registered in the name of such Holder, upon surrender thereof by such Holder at any office or agency maintained for such purpose pursuant to the Indenture.

                  No service charge will be required of any Holder participating in any such transfer or exchange of Bonds in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The person in whose name this Bond is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue regardless of any notice to anyone to the contrary.

                  THIS BOND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.








                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                                      ANNEX A TO
                                    4.998% SERIES A SENIOR SECURED BOND DUE 2005

                  The following table sets forth the date of each semiannual installment of the aggregate principal to be paid on all Bonds of this series on each such date:


                           PRINCIPAL                             PRINCIPAL
                             PAYMENT                                AMOUNT
                               DATES                               PAYABLE
                               -----                             ON SERIES
                                                                   A BONDS
                                                                   -------

                      April 15, 2002                          $ 12,000,000

                    October 15, 2002                            12,000,000

                      April 15, 2003                            13,500,000

                    October 15, 2003                            13,500,000

                      April 15, 2004                            15,750,000

                    October 15, 2004                            15,750,000

                      April 15, 2005                            18,750,000

                    October 15, 2005                            18,750,000

                               TOTAL                          $120,000,000




                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                  ABBREVIATIONS

                  The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  --       as tenants in common
         TEN ENT  --       as tenants by the entireties
         JT TEN   --       as joint tenants with right of
                           survivorship and not as tenants in
                           common

                        UNIF GIFT MIN ACT
                                          --------------------------------------
                                                        (Cust)   (Minor)

                                          under Uniform Gift to Minors Act


                                          --------------------------------------
                                                          (State)


                Additional abbreviations may also be used though
                              not in the above list

                               -------------------




                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  FOR VALUE-RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Identifying Number of Assignee
                              --------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Please print or typewrite name and address,
                         including zip code of Assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing _____________ attorney to transfer said Bond on the books of the Company, with full power of substitution in the premises.

Dated:
      -------------------


                                                  ------------------------------
                                                  NAME:

NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.



                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                           Schedule 1-B to First
                                                          Supplemental Indenture

                          [Form of face of Global Bond
               for 4.998% Series A Senior Secured Bonds Due 2005]

                          NORTHEAST GENERATION COMPANY
                  4.998% SERIES A SENIOR SECURED BOND DUE 2005



                  [Insert in Rule 144A Global Bonds -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

                  [Insert in Regulation S Global Bonds -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER,
(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES
(D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER (A FORM OF WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

"OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

                  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER REPRESENTATIVE OF DTC AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL BOND SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL BOND SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.








                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

No.                                                 [CUSIP] [CINS] [ISIN] NUMBER
                                                               [    ]


PRINCIPAL AMOUNT        FINAL SCHEDULED PAYMENT DATE         ISSUE DATE
----------------        ----------------------------         ----------
$120,000,000                  October 15, 2005               October 18, 2001

         REGISTERED HOLDER:         CEDE & CO.

         PRINCIPAL AMOUNT:          120,000,000 Dollars

         INTEREST RATE:             4.998%


                  NORTHEAST GENERATION COMPANY, a Connecticut corporation (hereinafter called the "ISSUER", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to Cede & Co., or its registered assigns, the outstanding Principal Amount hereof after subtracting the aggregate principal amount of any definitive Bonds issued in exchange for a portion or portions hereof, such payment to be made in semiannual installments on April 15 and October 15 of each year (commencing April 15, 2002) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (PROVIDED that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above (subject to the fourteenth paragraph set forth on the reverse of this Bond, which refers to a Registration Default) from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on April 15 and October 15 in each year (commencing April 15, 2002), until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable, and punctually paid or duly provided for, at any Scheduled Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be March 31 or September 30, as the case may be (whether or not a Business Day), next preceding such Scheduled Payment Date. Any such principal and interest that is payable, but is not so punctually paid or duly provided for at any Scheduled Payment Date, shall forthwith cease to be payable to the Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such defaulted principal and interest (together with any other amounts payable with respect to such principal and interest), to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 10 days prior to such Special


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. This being a Global Bond (as that term is defined in the Indenture) deposited with DTC acting as depository, and registered in the name of Cede & Co. a nominee of DTC, Cede & Co., as holder of record of this Bond shall be entitled to receive payment of principal and interest, other than principal and interest due at the final Scheduled Payment Date, by wire transfer of immediately available funds. Payment of the final installment of principal payable with respect to this Bond shall be made as provided in Section 6.5 of the Original Indenture (in the event this Bond is redeemed) or shall be made upon presentation and surrender of this Bond at the Place of Payment. All payments in respect of this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

                  Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and if such payment is timely made, no interest shall accrue for the period from and after the day on which such payment was due. Interest payments for this Bond will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

                                                NORTHEAST GENERATION COMPANY


                                                By
                                                  ------------------------------
                                                  Name:
                                                  Title:










                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                          CERTIFICATE OF AUTHENTICATION







                  This Bond is one of the Bonds referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
  as Trustee

By:
   ----------------------------------
   Authorized Signatory



















                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                       [Form of reverse of Global Bond for
                 4.998% Series A Senior Secured Bonds Due 2005]

                          NORTHEAST GENERATION COMPANY
                  4.998% SERIES A SENIOR SECURED BOND DUE 2005

                  This bond is one of an authorized issue of Bonds of the Issuer known as its 4.998% Series A Senior Secured Bonds Due 2005 (the "BONDS"). The Bonds are issued under the Indenture dated as of October 18, 2001 (the "ORIGINAL INDENTURE") among the Issuer and The Bank of New York, a New York banking corporation, as trustee (in such capacity, together with its successors in such capacity, the "TRUSTEE"), as supplemented by the First Supplemental Indenture dated as of October 18, 2001 (the "FIRST SUPPLEMENTAL INDENTURE") among the Issuer and the Trustee (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the "INDENTURE"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Indenture.

                  All Bonds of any series issued and Outstanding under the Indenture rank on a parity with each other Bond of the same series and with all Bonds of each other series. Reference is hereby made to the Indenture for a description of the nature and extent of the Bonds and the respective rights, limitations of rights, duties and immunities thereunder of the Holders and of the Trustee and the Issuer in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

                  The principal of and interest on this Bond are secured by assets subject to the Lien of the Collateral Documents, and all payments of principal and interest shall be made in accordance with the terms of the Indenture. Each Holder, by acceptance of this Bond, hereby acknowledges and agrees that (a) subject to the terms of Section 8.2 of the Original Indenture, it will look solely to the revenues of the Issuer, the Collateral and the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided or provided in the Collateral Documents, (b) neither the Shareholder, nor any of its past, present or future officers, partners, directors or shareholders or other Related Persons, nor the Trustee shall be personally or otherwise liable to any Holder, nor shall the Shareholder, nor any of its past, present or future officers, partners, directors or shareholders or other Related Persons, be personally or otherwise liable to the Trustee for any amounts payable under any Bond or for any liability under the Indenture or any other Transaction Document, except as provided in the Original Indenture and (c) recourse for any such amounts payable shall be otherwise limited in accordance with Section 2.14 and Section 16.1 of the Original Indenture.

                  The obligations of the Issuer to pay the principal of and interest on the Bonds when due as herein prescribed are absolute and unconditional and no provision of this Bond or the Indenture shall alter or impair such obligations.

                  The Bonds are subject to and have the benefits of the Collateral Documents pursuant to which the rights of the parties in respect of the Collateral will be exercised by the Trustee in accordance with the Collateral Documents.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holder under the Indenture at any time by the Issuer with the consent of the Holders of more than 50% in aggregate principal amount of the Bonds of all series then Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds of all series then Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and the Holder of every Bond issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Bond.

                  This Bond is one of the series designated on the face hereof, limited to $120,000,000 in aggregate principal amount as provided in the First Supplemental Indenture.

                  This Bond and all Bonds issued or to be issued in a series created under the First Supplemental Indenture are redeemable in whole or in part at the option of the Issuer in accordance with Section 6.1 of the Original Indenture, on not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount thereof plus unpaid and accrued interest plus the Make-Whole Premium.

                  The Bonds are, under certain conditions, subject to mandatory redemption in whole or in part as set forth in Section 6.2 of the Original Indenture. Notice of any redemption of Bonds will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.

                  Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.

                  The Indenture contains provisions for, upon compliance by the Issuer with certain conditions set forth in the Indenture, the defeasance of (a) the entire indebtedness of this Bond and (b) certain restrictive covenants and agreements.

                  The unpaid portion of the Principal Amount, together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and continuation of any Event of Default, but only as provided in the Indenture.

                  The Issuer has entered into a Registration Rights Agreement dated October 12, 2001 (the "REGISTRATION RIGHTS AGREEMENT") with the Initial Purchasers described therein. Pursuant to such Registration Rights Agreement, the Issuer has agreed to file with the SEC a registration statement under the Securities Act ("REGISTRATION STATEMENT") for an offer to exchange the Bonds for a like aggregate principal amount of Bonds issued pursuant to the Indenture that are in all material respects identical to the Bonds except that such Exchange Bonds shall be issued pursuant to an effective Registration Statement.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  From and after the date on which a Registration Default (as defined in the Registration Rights Agreement) occurs, the interest rate payable on this Bond shall increase (in addition to the interest rate set forth above) and additional interest reflecting such increase shall accrue with respect to this Bond, until but not including the date on which such Registration Default shall cease to exist (and provided no other Registration Default with respect to this Bond shall then be continuing), at the rate of one half of one percent (0.50%) per annum, which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the Indenture, as though the interest rate set forth above had been increased by one half of one percent (0.50%) per annum.

                  The Bonds are issuable only as registered Bonds without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in, and subject to the provisions of, the Indenture, Bonds are exchangeable at the option of the Holder thereof for other Bonds of the same series, of authorized denomination and of like tenor, maturity, interest rate and aggregate principal amount, to be registered in the name of such Holder, upon surrender thereof by such Holder at any office or agency maintained for such purpose pursuant to the Indenture.

                  No service charge will be required of any Holder participating in any such transfer or exchange of Bonds in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The person in whose name this Bond is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue regardless of any notice to anyone to the contrary.

                  THIS BOND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                  ABBREVIATIONS

                  The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  --  as tenants in common
         TEN ENT  --  as tenants by the entireties
         JT TEN   --  as joint tenants with right of
                      survivorship and not as tenants in
                      common

               UNIF GIFT MIN ACT
                                 -----------------------------------------------
                                                  (Cust) (Minor)

                                 under Uniform Gift to Minors Act


                                 -----------------------------------------------
                                                     (State)


                Additional abbreviations may also be used though
                              not in the above list

                               -------------------









                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  FOR VALUE-RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Social Security Number or Other
Identifying Number of Assignee
                              --------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Please print or typewrite name and address,
                         including zip code of Assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
      ----------------------

                                                  ------------------------------
                                                  NAME:

NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.





                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                                      ANNEX A TO
                                    4.998% SERIES A SENIOR SECURED BOND DUE 2005


                  The following table sets forth the date of each semiannual installment of the aggregate principal to be paid on all Bonds of this series on each such date:


                           PRINCIPAL                                PRINCIPAL
                             PAYMENT                                   AMOUNT
                               DATES                                  PAYABLE
                               -----                                ON SERIES
                                                                      A BONDS
                                                                      -------


                      April 15, 2002                             $ 12,000,000

                    October 15, 2002                               12,000,000

                      April 15, 2003                               13,500,000

                    October 15, 2003                               13,500,000

                      April 15, 2004                               15,750,000

                    October 15, 2004                               15,750,000

                      April 15, 2005                               18,750,000

                    October 15, 2005                               18,750,000

                               TOTAL                             $120,000,000








                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                                      ANNEX B TO
                                    4.998% SERIES A SENIOR SECURED BOND DUE 2005


        Exchanges of portions of this Global Bond for definitive Bonds:


=============================================================================================================

                       PRINCIPAL AMOUNT OF DEFINITIVE
                       SECURITIES ISSUED IN EXCHANGE FOR A    REMAINING PRINCIPAL AMOUNT    NOTATION MADE BY
DATE                   PORTION OF THIS GLOBAL SECURITY        OF THIS GLOBAL SECURITY
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

=============================================================================================================








                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                           Schedule 2-A to First
                                                       Supplemental Indenture to
                                          Northeast Generation Company Indenture

                           [Form of face of definitive
                 8.812% Series B Senior Secured Bonds Due 2026]

                          NORTHEAST GENERATION COMPANY
                  8.812% SERIES B SENIOR SECURED BOND DUE 2026


                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE



                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.


















                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

No.                                                                 CUSIP NUMBER
                                                                       [    ]


PRINCIPAL AMOUNT          FINAL SCHEDULED PAYMENT DATE          ISSUE DATE
----------------          ----------------------------          ----------

$[___________]                  October 15, 2026                October 18, 2001

         REGISTERED HOLDER:         [_______________]

         PRINCIPAL AMOUNT:          [_______________] Dollars

         INTEREST RATE:             8.812%

                  NORTHEAST GENERATION COMPANY, a Connecticut corporation (hereinafter called the "ISSUER", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to [____________], or its registered assigns, the outstanding Principal Amount hereof, such payment to be made in semiannual installments on April 15 and October 15 of each year (commencing April 15, 2007) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (PROVIDED that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above (subject to the fourteenth paragraph set forth on the reverse of this Bond, which refers to a Registration Default) from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on April 15 and October 15 in each year (commencing April 15, 2007), until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable, and punctually paid or duly provided for, at any Scheduled Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be March 31 or September 30, as the case may be (whether or not a Business Day), next preceding such Scheduled Payment Date. Any such principal and interest that is payable, but is not so punctually paid or duly provided for at any Scheduled Payment Date, shall forthwith cease to be payable to the Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such defaulted principal and interest (together with any other amounts payable with respect to such principal and interest), to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal of and interest on this Bond shall be made (i) if the Issuer so elects, by check mailed to the Holder at his or her registered address or (ii) otherwise, at the Place of Payment; PROVIDED, that the final installment of principal payable with respect to this Bond shall be made as provided in Section
6.5 of the Original Indenture (in the event this Bond is redeemed) or shall be made upon presentation and surrender of this Bond at the Place of Payment. All payments in respect of this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

                  Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and if such payment is timely made, no interest shall accrue for the period from and after the day on which such payment was due. Interest payments for this Bond will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

                                                  NORTHEAST GENERATION COMPANY


                                                  By
                                                    ----------------------------
                                                    Name:
                                                    Title:







                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                          CERTIFICATE OF AUTHENTICATION




                  This Bond is one of the Bonds referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
   as Trustee

By:
   -------------------------------
   Authorized Signatory













                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                         [Form of reverse of definitive
                 8.812% Series B Senior Secured Bonds Due 2026]

                          NORTHEAST GENERATION COMPANY
                  8.812% SERIES B SENIOR SECURED BOND DUE 2026

                  This bond is one of an authorized issue of Bonds of the Issuer known as its 8.812% Series B Senior Secured Bonds Due 2026 (the "BONDS"). The Bonds are issued under the Indenture dated as of October 18, 2001 (the "ORIGINAL INDENTURE") among the Issuer and The Bank of New York, a New York banking corporation, as trustee (in such capacity, together with its successors in such capacity, the "TRUSTEE"), as supplemented by the First Supplemental Indenture dated as of October 18, 2001 (the "FIRST SUPPLEMENTAL INDENTURE") among the Issuer and the Trustee (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the "INDENTURE"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Indenture.

                  All Bonds of any series issued and Outstanding under the Indenture rank on a parity with each other Bond of the same series and with all Bonds of each other series. Reference is hereby made to the Indenture for a description of the nature and extent of the Bonds and the respective rights, limitations of rights, duties and immunities thereunder of the Holders and of the Trustee and the Issuer in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

                  The principal of and interest on this Bond are secured by assets subject to the Lien of the Collateral Documents, and all payments of principal and interest shall be made in accordance with the terms of the Indenture. Each Holder, by acceptance of this Bond, hereby acknowledges and agrees that (a) subject to the terms of Section 8.2 of the Original Indenture, it will look solely to the revenues of the Issuer, the Collateral and the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided or provided in the Collateral Documents, (b) neither the Shareholder, nor any of its past, present or future officers, partners, directors or shareholders or other Related Persons, nor the Trustee shall be personally or otherwise liable to any Holder, nor shall the Shareholder, nor any of its past, present or future officers, partners, directors or shareholders or other Related Persons, be personally or otherwise liable to the Trustee for any amounts payable under any Bond or for any liability under the Indenture or any other Transaction Document, except as provided in the Original Indenture and (c) recourse for any such amounts payable shall be otherwise limited in accordance with Section 2.14 and Section 16.1 of the Original Indenture.

                  The obligations of the Issuer to pay the principal of and interest on the Bonds when due as herein prescribed are absolute and unconditional and no provision of this Bond or the Indenture shall alter or impair such obligations.

                  The Bonds are subject to and have the benefits of the Collateral Documents pursuant to which the rights of the parties in respect of the Collateral will be exercised by the Trustee in accordance with the Collateral Documents.





                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holder under the Indenture at any time by the Issuer with the consent of the Holders of more than 50% in aggregate principal amount of the Bonds of all series then Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds of all series then Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and the Holder of every Bond issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Bond.

                  This Bond is one of the series designated on the face hereof, limited to $320,000,000 in aggregate principal amount as provided in the First Supplemental Indenture.

                  This Bond and all Bonds issued or to be issued in a series created under the First Supplemental Indenture are redeemable in whole or in part at the option of the Issuer in accordance with Section 6.1 of the Original Indenture, on not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount thereof plus unpaid and accrued interest plus the Make-Whole Premium.

                  The Bonds are, under certain conditions, subject to mandatory redemption in whole or in part as set forth in Section 6.2 of the Original Indenture. Notice of any redemption of Bonds will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.

                  Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.

                  The Indenture contains provisions for, upon compliance by the Issuer with certain conditions set forth in the Indenture, the defeasance of (a) the entire indebtedness of this Bond and (b) certain restrictive covenants and agreements.

                  The unpaid portion of the Principal Amount, together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and continuation of any Event of Default, but only as provided in the Indenture.

                  The Issuer has entered into an Registration Rights Agreement dated October 12, 2001 (the "REGISTRATION RIGHTS AGREEMENT") with the Initial Purchasers described therein. Pursuant to such Registration Rights Agreement, the Issuer has agreed to file with the SEC a registration statement under the Securities Act ("REGISTRATION STATEMENT") for an offer to exchange the Bonds for a like aggregate principal amount of Bonds issued pursuant to the Indenture that are in all material respects identical to the Bonds except that such Exchange Bonds shall be issued pursuant to an effective Registration Statement.



                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  From and after the date on which a Registration Default (as defined in the Registration Rights Agreement) occurs, the interest rate payable on this Bond shall increase (in addition to the interest rate set forth above) and additional interest reflecting such increase shall accrue with respect to this Bond, until but not including the date on which such Registration Default shall cease to exist (and provided no other Registration Default with respect to this Bond shall then be continuing), at the rate of one half of one percent (0.50%) per annum, which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the Indenture, as though the interest rate set forth above had been increased by one half of one percent (0.50%) per annum.

                  The Bonds are issuable only as registered Bonds without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in, and subject to the provisions of, the Indenture, Bonds are exchangeable at the option of the Holder thereof for other Bonds of the same series, of authorized denomination and of like tenor, maturity, interest rate and aggregate principal amount, to be registered in the name of such Holder, upon surrender thereof by such Holder at any office or agency maintained for such purpose pursuant to the Indenture.

                  No service charge will be required of any Holder participating in any such transfer or exchange of Bonds in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The person in whose name this Bond is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue regardless of any notice to anyone to the contrary.

                  THIS BOND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.







                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                                      ANNEX A TO
                                    8.812% SERIES B SENIOR SECURED BOND DUE 2026

                  The following table sets forth the date of each semiannual installment of the aggregate principal to be paid on all Bonds of this series on each such date:


                           PRINCIPAL                                PRINCIPAL
                             PAYMENT                                   AMOUNT
                               DATES                                  PAYABLE
                               -----                                ON SERIES
                                                                      B BONDS
                                                                      -------

                      April 15, 2007                             $  1,750,000

                    October 15, 2007                                1,750,000

                      April 15, 2008                                2,625,000

                    October 15, 2008                                2,625,000

                      April 15, 2009                                3,250,000

                    October 15, 2009                                3,250,000

                      April 15, 2010                                4,000,000

                    October 15, 2010                                4,000,000

                      April 15, 2011                                4,875,000

                    October 15, 2011                                4,875,000

                      April 15, 2012                                5,375,000

                    October 15, 2012                                5,375,000

                      April 15, 2013                                2,500,000

                    October 15, 2013                                2,500,000

                      April 15, 2014                                3,125,000

                    October 15, 2014                                3,125,000

                      April 15, 2015                                2,250,000

                    October 15, 2015                                2,250,000



                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                      April 15, 2016                                3,000,000

                    October 15, 2016                                3,000,000

                      April 15, 2017                                7,500,000

                    October 15, 2017                                7,500,000

                      April 15, 2018                                8,000,000

                    October 15, 2018                                8,000,000

                      April 15, 2019                                9,500,000

                    October 15, 2019                                9,500,000

                      April 15, 2020                               10,500,000

                    October 15, 2020                               10,500,000

                      April 15, 2021                               12,000,000

                    October 15, 2021                               12,000,000

                      April 15, 2022                               13,000,000

                    October 15, 2022                               13,000,000

                      April 15, 2023                               14,250,000

                    October 15, 2023                               14,250,000

                      April 15, 2024                               16,000,000

                    October 15, 2024                               16,000,000

                      April 15, 2025                               17,500,000

                    October 15, 2025                               17,500,000

                      April 15, 2026                               19,000,000

                    October 15, 2026                               19,000,000

                               TOTAL                             $320,000,000



                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                  ABBREVIATIONS

                  The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  --   as tenants in common
         TEN ENT  --   as tenants by the entireties
         JT TEN   --   as joint tenants with right of
                       survivorship and not as tenants in
                       common

               UNIF GIFT MIN ACT
                                 -----------------------------------------------
                                                       (Cust) (Minor)

                                 under Uniform Gift to Minors Act


                                 -----------------------------------------------
                                                           (State)


                Additional abbreviations may also be used though
                              not in the above list

                               -------------------



                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  FOR VALUE-RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Identifying Number of Assignee
                              --------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Please print or typewrite name and address,
                         including zip code of Assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing _________ attorney to transfer said Bond on the books of the Company, with full power of substitution in the premises.

Dated:
       -----------------

                                                  ------------------------------
                                                  NAME:

NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.







                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                           Schedule 2-B to First
                                                          Supplemental Indenture

                          [Form of face of Global Bond
               for 8.812% Series B Senior Secured Bonds Due 2026]

                          NORTHEAST GENERATION COMPANY
                  8.812% SERIES B SENIOR SECURED BOND DUE 2026



                  [Insert in Rule 144A Global Bonds -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF



                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

                  [Insert in Regulation S Global Bonds -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER,
(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES
(D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER (A FORM OF WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

"OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

                  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER REPRESENTATIVE OF DTC AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL BOND SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL BOND SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.














                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

No.                                                 [CUSIP] [CINS] [ISIN] NUMBER
                                                                [    ]


PRINCIPAL AMOUNT           FINAL SCHEDULED PAYMENT DATE        ISSUE DATE
----------------           ----------------------------        ----------

$320,000,000                     October 15, 2026              October 18, 2001

         REGISTERED HOLDER:         CEDE & CO.

         PRINCIPAL AMOUNT:          320,000,000 Dollars

         INTEREST RATE:             8.812%


                  NORTHEAST GENERATION COMPANY, a Connecticut corporation (hereinafter called the "ISSUER", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to Cede & Co., or its registered assigns, the outstanding Principal Amount hereof after subtracting the aggregate principal amount of any definitive Bonds issued in exchange for a portion or portions hereof, such payment to be made in semiannual installments on April 15 and October 15 of each year (commencing April 15, 2007) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (PROVIDED that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above (subject to the fourteenth paragraph set forth on the reverse of this Bond, which refers to a Registration Default) from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on April 15 and October 15 in each year (commencing April 15, 2007), until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable, and punctually paid or duly provided for, at any Scheduled Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be March 31 or September 30, as the case may be (whether or not a Business Day), next preceding such Scheduled Payment Date. Any such principal and interest that is payable, but is not so punctually paid or duly provided for at any Scheduled Payment Date, shall forthwith cease to be payable to the Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such defaulted principal and interest (together with any other amounts payable with respect to such principal and interest), to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 10 days prior to such Special


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. This being a Global Bond (as that term is defined in the Indenture) deposited with DTC acting as depository, and registered in the name of Cede & Co. a nominee of DTC, Cede & Co., as holder of record of this Bond shall be entitled to receive payment of principal and interest, other than principal and interest due at the final Scheduled Payment Date, by wire transfer of immediately available funds. Payment of the final installment of principal payable with respect to this Bond shall be made as provided in Section 6.5 of the Original Indenture (in the event this Bond is redeemed) or shall be made upon presentation and surrender of this Bond at the Place of Payment. All payments in respect of this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

                  Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and if such payment is timely made, no interest shall accrue for the period from and after the day on which such payment was due. Interest payments for this Bond will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

                                             NORTHEAST GENERATION COMPANY


                                             By
                                               ---------------------------------
                                               Name:
                                               Title:







                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                          CERTIFICATE OF AUTHENTICATION








                  This Bond is one of the Bonds referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
  as Trustee

By:
   ------------------------------
   Authorized Signatory











                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                       [Form of reverse of Global Bond for
                 8.812% Series B Senior Secured Bonds Due 2026]

                          NORTHEAST GENERATION COMPANY
                  8.812% SERIES B SENIOR SECURED BOND DUE 2026

                  This bond is one of an authorized issue of Bonds of the Issuer known as its 8.812% Series B Senior Secured Bonds Due 2026 (the "BONDS"). The Bonds are issued under the Indenture dated as of October 18, 2001 (the "ORIGINAL INDENTURE") among the Issuer and The Bank of New York, a New York banking corporation, as trustee (in such capacity, together with its successors in such capacity, the "TRUSTEE"), as supplemented by the First Supplemental Indenture dated as of October 18, 2001 (the "FIRST SUPPLEMENTAL INDENTURE") among the Issuer and the Trustee (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the "INDENTURE"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Indenture.

                  All Bonds of any series issued and Outstanding under the Indenture rank on a parity with each other Bond of the same series and with all Bonds of each other series. Reference is hereby made to the Indenture for a description of the nature and extent of the Bonds and the respective rights, limitations of rights, duties and immunities thereunder of the Holders and of the Trustee and the Issuer in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

                  The principal of and interest on this Bond are secured by assets subject to the Lien of the Collateral Documents, and all payments of principal and interest shall be made in accordance with the terms of the Indenture. Each Holder, by acceptance of this Bond, hereby acknowledges and agrees that (a) subject to the terms of Section 8.2 of the Original Indenture, it will look solely to the revenues of the Issuer, the Collateral and the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided or provided in the Collateral Documents, (b) neither the Shareholder, nor any of its past, present or future officers, partners, directors or shareholders or other Related Persons, nor the Trustee shall be personally or otherwise liable to any Holder, nor shall the Shareholder, nor any of its past, present or future officers, partners, directors or shareholders or other Related Persons, be personally or otherwise liable to the Trustee for any amounts payable under any Bond or for any liability under the Indenture or any other Transaction Document, except as provided in the Original Indenture and (c) recourse for any such amounts payable shall be otherwise limited in accordance with Section 2.14 and Section 16.1 of the Original Indenture.

                  The obligations of the Issuer to pay the principal of and interest on the Bonds when due as herein prescribed are absolute and unconditional and no provision of this Bond or the Indenture shall alter or impair such obligations.

                  The Bonds are subject to and have the benefits of the Collateral Documents pursuant to which the rights of the parties in respect of the Collateral will be exercised by the Trustee in accordance with the Collateral Documents.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holder under the Indenture at any time by the Issuer with the consent of the Holders of more than 50% in aggregate principal amount of the Bonds of all series then Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds of all series then Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and the Holder of every Bond issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Bond.

                  This Bond is one of the series designated on the face hereof, limited to $320,000,000 in aggregate principal amount as provided in the First Supplemental Indenture.

                  This Bond and all Bonds issued or to be issued in a series created under the First Supplemental Indenture are redeemable in whole or in part at the option of the Issuer in accordance with Section 6.1 of the Original Indenture, on not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount thereof plus unpaid and accrued interest plus the Make-Whole Premium.

                  The Bonds are, under certain conditions, subject to mandatory redemption in whole or in part as set forth in Section 6.2 of the Original Indenture. Notice of any redemption of Bonds will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.

                  Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.

                  The Indenture contains provisions for, upon compliance by the Issuer with certain conditions set forth in the Indenture, the defeasance of (a) the entire indebtedness of this Bond and (b) certain restrictive covenants and agreements.

                  The unpaid portion of the Principal Amount, together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and continuation of any Event of Default, but only as provided in the Indenture.

                  The Issuer has entered into an Registration Rights Agreement dated October 12, 2001 (the "REGISTRATION RIGHTS AGREEMENT") with the Initial Purchasers described therein. Pursuant to such Registration Rights Agreement, the Issuer has agreed to file with the SEC a registration statement under the Securities Act ("REGISTRATION STATEMENT") for an offer to exchange the Bonds for a like aggregate principal amount of Bonds issued pursuant to the Indenture that are in all material respects identical to the Bonds except that such Exchange Bonds shall be issued pursuant to an effective Registration Statement.


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  From and after the date on which a Registration Default (as defined in the Registration Rights Agreement) occurs, the interest rate payable on this Bond shall increase (in addition to the interest rate set forth above) and additional interest reflecting such increase shall accrue with respect to this Bond, until but not including the date on which such Registration Default shall cease to exist (and provided no other Registration Default with respect to this Bond shall then be continuing), at the rate of one half of one percent (0.50%) per annum, which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the Indenture, as though the interest rate set forth above had been increased by one half of one percent (0.50%) per annum.

                  The Bonds are issuable only as registered Bonds without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in, and subject to the provisions of, the Indenture, Bonds are exchangeable at the option of the Holder thereof for other Bonds of the same series, of authorized denomination and of like tenor, maturity, interest rate and aggregate principal amount, to be registered in the name of such Holder, upon surrender thereof by such Holder at any office or agency maintained for such purpose pursuant to the Indenture.

                  No service charge will be required of any Holder participating in any such transfer or exchange of Bonds in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The person in whose name this Bond is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue regardless of any notice to anyone to the contrary.

                  THIS BOND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.



                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                  ABBREVIATIONS

                  The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  --   as tenants in common
         TEN ENT  --   as tenants by the entireties
         JT TEN   --   as joint tenants with right of
                       survivorship and not as tenants in
                       common

              UNIF GIFT MIN ACT
                               -------------------------------------------------
                                                    (Cust) (Minor)

                               under Uniform Gift to Minors Act


                               -------------------------------------------------
                                                       (State)


                Additional abbreviations may also be used though
                              not in the above list

                               -------------------







                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                  FOR VALUE-RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Social Security Number or Other
Identifying Number of Assignee
                              --------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Please print or typewrite name and address,
                         including zip code of Assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
       ----------------------

                                                 ------------------------------
                                                 NAME:

NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.





                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                                      ANNEX A TO
                                    8.812% SERIES B SENIOR SECURED BOND DUE 2026


                  The following table sets forth the date of each semiannual installment of the aggregate principal to be paid on all Bonds of this series on each such date:


                           PRINCIPAL                            PRINCIPAL
                             PAYMENT                               AMOUNT
                               DATES                              PAYABLE
                               -----                            ON SERIES
                                                                  B BONDS
                                                                  -------

                      April 15, 2007                         $  1,750,000

                    October 15, 2007                            1,750,000

                      April 15, 2008                            2,625,000

                    October 15, 2008                            2,625,000

                      April 15, 2009                            3,250,000

                    October 15, 2009                            3,250,000

                      April 15, 2010                            4,000,000

                    October 15, 2010                            4,000,000

                      April 15, 2011                            4,875,000

                    October 15, 2011                            4,875,000

                      April 15, 2012                            5,375,000

                    October 15, 2012                            5,375,000

                      April 15, 2013                            2,500,000

                    October 15, 2013                            2,500,000

                      April 15, 2014                            3,125,000

                    October 15, 2014                            3,125,000

                      April 15, 2015                            2,250,000

                    October 15, 2015                            2,250,000


                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                      April 15, 2016                            3,000,000

                    October 15, 2016                            3,000,000

                      April 15, 2017                            7,500,000

                    October 15, 2017                            7,500,000

                      April 15, 2018                            8,000,000

                    October 15, 2018                            8,000,000

                      April 15, 2019                            9,500,000

                    October 15, 2019                            9,500,000

                      April 15, 2020                           10,500,000

                    October 15, 2020                           10,500,000

                      April 15, 2021                           12,000,000

                    October 15, 2021                           12,000,000

                      April 15, 2022                           13,000,000

                    October 15, 2022                           13,000,000

                      April 15, 2023                           14,250,000

                    October 15, 2023                           14,250,000

                      April 15, 2024                           16,000,000

                    October 15, 2024                           16,000,000

                      April 15, 2025                           17,500,000

                    October 15, 2025                           17,500,000

                      April 15, 2026                           19,000,000

                    October 15, 2026                           19,000,000

                               TOTAL                         $320,000,000



                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                                                                      ANNEX B TO
                                    8.812% SERIES B SENIOR SECURED BOND DUE 2026


        Exchanges of portions of this Global Bond for definitive Bonds:


============================================================================================================

                        PRINCIPAL AMOUNT OF DEFINITIVE
                        SECURITIES ISSUED IN EXCHANGE FOR A  REMAINING PRINCIPAL AMOUNT  NOTATION MADE BY
DATE                    PORTION OF THIS GLOBAL SECURITY      OF THIS GLOBAL SECURITY
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

============================================================================================================




                   Northeast Generation Supplemental Indenture
                   -------------------------------------------

                       SCHEDULE 3: OUTSTANDING INVESTMENTS
                       -----------------------------------

                  1.  Goldman Sachs
                      FS Prime Obligations Fund
                      Administration Class (463)

                  2.  Blackrock Provident Institutional Funds
                      Tempfund (Temp Inv Fund) Institutional

















                   Northeast Generation Supplemental Indenture
                   -------------------------------------------